DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Exhibit 10.1

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Paycheck Protection Program	OMB Control No.: 3245-0407 Expiration Date: 09/30/2020
Lender Application Form - Paycheck Protection Program Loan Guaranty

The purpose of this form is to collect identifying information about the Lender, the Applicant, the loan guaranty request, sources and uses of funds, the proposed structure (which includes pricing and the loan term), and compliance with SBA Loan Program Requirements. This form reflects the data fields that will be collected electronically from lenders; no paper version of this form is required or permitted to be submitted. As used in this application, “Paycheck Protection Program Rule” refers to the rules in effect at the time you submit this application that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Instructions for Lenders

All Paycheck Protection Program (PPP) loans are processed by all Lenders under delegated authority from SBA. This application must be submitted and signed electronically in accordance with program requirements, and the information requested is to be retained in the Lender’s loan file.

A. Lender Information
Lender Name:	Newton Federal Bank			Lender Location ID:			81965
Address:	3175 Highway 278	City:	Covington	St:	GA	Zip:	30014
Lender Contact:	Denice Kovalsky	Ph:	(678.)742-. 9990	Cell or Ext:		( ) -
Contact Email:	dkovalsky@myaffinitybank.com		Title:	Assistant Vice President

B. Applicant Information
Applicant	Check One:	☐ Sole Proprietor	☐ Partnership	C-Corp	☐ S-Corp	☐ LLC	☐ Independent contractor
☐ Eligible self-employed individual ☐ 501(c)(3) nonprofit ☐ 501(c)(19) veterans organization
		☐ Tribal business (sec. 31(b)(2)(C) of Small Business Act)			☐ Other
		Applicant Legal Name:	Key Resources Inc.
		DBA:				Business Tax ID:	56-2029495
		Applicant Address:	3703 West Market Street, Suite A			City, State, Zip:	Greensboro, NC 27403-1300
		Applicant Primary Contact:	Alicia Barker			Phone:	908.868. 9958

C. Loan Structure Information
Amount of Loan Request:	$ 5,442,700.00	Guarantee %:	100%	Loan Term in # of Months:	24	Payment:	Deferred 6 mos.

Applicant must provide documentation to Lender supporting how the loan amount was calculated in accordance with the Paycheck Protection Program Rule and the CARES Act, and Lender must retain all such supporting documentation in Lender’s file.

Interest Rate:	1%

D. Loan Amount Information
Average Monthly Payroll multiplied by 2.5	$ 5,442,700.00
Refinance of Eligible Economic Injury Disaster Loan, net of Advance (if Applicable; see Paycheck Protection Program Rule)	$ 0
Total	$ 5,442,700.00

SBA Form 2484 (Revised 04/20)	1

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

E. General Eligibility (If the answer is no to either, the loan cannot be approved)

•

The Applicant has certified to the Lender that (1) it was in operation on February 15, 2020 and had employees for whom the Applicant paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099- MISC, (2) current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant, (3) the funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, and (4) the Applicant has not received another Paycheck Protection Program loan.

	Yes	☐ No
•

The Applicant has certified to the Lender that it (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, meets the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant’s industry.

	Yes	☐ No

F. Applicant Certification of Eligibility (If not true, the loan cannot be approved)
•	The Applicant has certified to the Lender that the Applicant is eligible under the Paycheck Protection Program Rule.	True

G. Franchise/License/Jobber/Membership or Similar Agreement (If applicable and no, the loan cannot be approved)
•	The Applicant has represented to the Lender that it is a franchise that is listed in the SBA’s Franchise Directory.	☐ Yes	No

H. Character Determination (If no, the loan cannot be approved)
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

	Yes	☐ No
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant has within the last 5 years, for any felony: 1) been convicted; 2) pleaded guilty; 3) pleaded nolo contendere; 4) been placed on pretrial diversion; or 5) been placed on any form of parole or probation (including probation before judgment).

	Yes	☐ No

I. Prior Loss to Government/Delinquent Federal Debt (If no, the loan cannot be approved)
•

The Applicant has certified to the Lender that neither the Applicant nor any owner (as defined in the Applicant’s SBA Form 2483) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy.

	Yes	☐ No
•

The Applicant has certified to the Lender that neither the Applicant nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government.

	Yes	☐ No

J. U.S. Employees (If no, the loan cannot be approved)
•	The Applicant has certified that the principal place of residence for all employees included in the Applicant’s payroll calculation is the United States.	Yes	☐ No

K. Fees (If yes, Lender may not pass any agent fee through to the Applicant or offset or pay the fee with the proceeds of this loan)
•	Is the Lender using a third party to assist in the preparation of the loan application or application materials, or to perform other services in connection with this loan?	☐ Yes	No

SBA Form 2484 (Revised 04/20)	2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

SBA Certification to Financial Institution under Right to Financial Privacy Act (12 U.S.C. 3401)

By signing SBA Form 2483, Borrower Information Form in connection with this application for an SBA-guaranteed loan, the Applicant certifies that it has read the Statements Required by Law and Executive Orders, which is attached to Form 2483. As such, SBA certifies that it has complied with the applicable provisions of the Right to Financial Privacy Act of 1978 (12 U.S.C. 3401) and, pursuant to that Act, no further certification is required for subsequent access by SBA to financial records of the Applicant/Borrower during the term of the loan guaranty.

Lender Certification

On behalf of the Lender, I certify that:

•The Lender has complied with the applicable lender obligations set forth in paragraphs 3.b(i)-(iii) of the Paycheck Protection Program Rule.

•

The Lender has obtained and reviewed the required application (including documents demonstrating qualifying payroll amounts) of the Applicant and will retain copies of such documents in the Applicant’s loan file.

I certify that:

•Neither the undersigned Authorized Lender Official, nor such individual’s spouse or children, has a financial interest in the Applicant.

Authorized Lender Official:		Date:	05/20/2020
Signature
Type or Print Name:	Denice Kovalsky	Title:	Assistant Vice President

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, gathering data needed, and completing and reviewing the form is 25 minutes per response. Comments or questions on the burden estimates should be sent to U.S. Small Business Administration, Director, Records Management Division, 409 3rd St., SW, Washington DC 20416, and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 2484 (Revised 04/20)	3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

NOTE
SBA Loan #	88591374-00
SBA Loan Name:	Key Resources Inc.
Date:	05/20/2020
Loan Amount: $	5,442,700.00
Interest Rate:	1.00% Fixed
Borrower:	Key Resources Inc.
Operating Company:	Key Resources Inc.
Lender:	Newton Federal Bank

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Five Million Four Hundred Forty-Two Thousand Seven Hundred and 00/100ths Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The interest rate on this Note is 1.00% per year.

Borrower must pay eighteen (18) principal and interest payments of $ 306,195.60 every month, beginning SEVEN months from the month this Note is dated; payments must be made on the FIRST DAY in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice;

b. Pay all accrued interest; and

c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b. above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable two (2) years from date of the Note.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;
D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

2 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
G.	Fails to pay any taxes when due;
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5. LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment;
D.	Take possession of any Collateral; or
E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
B.

Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

3 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.

To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

4 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

10. STATE-SPECIFIC PROVISIONS:

Time is of the essence with this Note.

5 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

11. BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

IN WITNESS WHEREOF, the authorized officer of Borrower, has executed this Note under seal this 20th day of May, 2020.

Key Resources Inc.
a	North Carolina corporation

By:		(SEAL)
Staffing 360 Solutions, Inc., Member
Alicia Barker, COO

By:		(SEAL)
Fargo Recruitment America, Inc., Member
Alicia Barker, COO

By:		(SEAL)
Monroe Staffing Services, LLC
Alicia Barker, COO

By:		(SEAL)

By:		(SEAL)

6 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

OMB Approval No.: 3245-0200

Expiration Date: 04/30/2022

SBA FORM 1050, SETTLEMENT SHEET

Purpose: The purpose of this form is to document and verify that loan proceeds have been disbursed in accordance with the Authorization and to document that the Borrower’s contribution has been injected into the business prior to the Lender disbursing any loan proceeds.

General Instructions: This form may be used for all 7(a) loans and for all disbursements. It must be used for the first disbursement on all standard 7(a) loans over $350,000.

This form is to be completed by the Lender and signed by the Lender and the Borrower at the time of the initial loan disbursement. The Lender must retain a copy of the signed form in its loan file. For all disbursements, the Lender must also retain documentation that is acceptable to SBA (such as joint payee checks, cancelled checks, paid receipts or invoices, wire transfer account records, etc.) and that evidences compliance with the Use of Proceeds section of the Authorization.

The Lender must submit the completed form and all supporting documentation to SBA upon request, or, in the event of a loan default, with the Lender’s request for guaranty purchase.

Providing this information is required to comply with program requirements; failure to provide it when required may impair the Lender’s ability to collect on the SBA loan guaranty.

If additional space is required to complete the form or provide additional details please attach a separate sheet.

Specific Instructions for Completing the Form:

1)	In the first section, fill in all identifying information. For “Loan Type,” check the box to indicate whether the loan is a term loan or a revolving line of credit.
2)	Complete the “Use of Proceeds” section with information related to the initial disbursement.

a) On the line associated with each applicable use of proceeds, indicate:

i)	The name of the payee (must identify the ultimate recipient, not an intermediary such as a title company);
ii)	Amount disbursed; and

iii) Remaining amount to be disbursed, in accordance with the Authorization.

b)

For the “Settlement charges/out of pocket costs” line, insert total amount of settlement charges and other out of pocket costs in the appropriate field within the grid. Attach an itemized list of all charges and costs, including the name of payee and amount paid for each charge or cost. Reminder: SBA Form 159 is required for all fees paid or to be paid by the Lender (except Lender Service Provider fees) and for all fees paid or to be paid by the Applicant to any agent in connection with the SBA loan application.)

c)	For “Other (Explain),” enter any other use of proceeds authorized in the Authorization that is not already listed in the grid, if applicable.
3)	Complete the “Borrower’s Injection” section.
a)	For each type of injection, indicate the source.
b)	If the Seller contributed toward required equity, attach a copy of the Note and evidence of full standby for the life of the loan.
c)	Note: The Borrower’s Injection must be in the business bank account prior to any disbursement of loan proceeds.
4)	The Lender and the Borrower must review the certification and execute the form in the space provided.

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 1 of 2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

U.S. Small Business					OMB APPROVAL NO.: 3245-0200
Settlement Sheet					EXPIRATION DATE: 04/30/2022
SBA Loan Number 88591374-00	Lender Name NEWTON FEDERAL BANK		Lender FIRS Number A118609
SBA Loan Name Key Resources Inc.			Note Amount $ 5,442,700.00
Loan Type: ☑ Term Loan	☐Line of Credit	Disbursement Type: ☐	First Disbursement ☐	Subsequent Disbursement ☑	Full Disbursement

Authorized Use of Proceeds:			Name of Payee:	Amount Disbursed:		Authorized Amount
Remaining:
Land Acquisition: ☐	Raw	☐Improved			$-		$-
Construction: ☐New	☐Expansion/Renovation				$-		$-
Leasehold Improvements to property owned by others					$-		$-
Machinery & Equipment					$-		$-
Furniture & Fixtures					$-		$-
Inventory Purchase					$-		$-
Working Capital					$-		$-
Acquire Business (Change of Ownership)					$-		$-
SBA Guarantee Fee					$-		$-
Settlement Charges/Out of Pocket Costs					$-		$-
Other (Explain):			PPP	$ 5,442,700.00	-		$-
Total:				$ 5,442,700.00	-	$ 0.00	-

Borrower's Injection (including any deposit or earnest money):
Cash	Source:		$-
Assets	Source:		$-
Seller contribution toward required equity (on full standby for life of loan)			$-
Other (Explain):			$-
Total Borrower Injection:		$ 0.00	-

At the time of completion of this form, the Lender and the Borrower certify that:

1. The loan proceeds were disbursed and received and will be used in accordance with the Use of Proceeds section of the Authorization, including any and all SBA/Lender approved modifications, and that all required equity or Borrower injections have been made in accordance with the Authorization and any approved modifications; and

2. There has been no unremedied adverse change in the Borrower’s or Operating Company’s financial condition, organization, management, operations or assets since the date of application that would warrant withholding or not making this disbursement or any further disbursement.

At the time of each subsequent disbursement on this loan, the Lender, by disbursing the loan proceeds, and the Borrower by receiving them, are deemed to certify that the above certifications are true with respect to each and every disbursement made.

WARNING: By signing below you are certifying that the above statements are accurate to the best of your knowledge. Submitting false information to the Government may result in criminal prosecution and fines up to $250,000 and/or imprisonment for up to 5 years under 18 USC § 1001. Submitting false statements to a Federally insured institution may result in fines up to $1,000,000 and/or imprisonment for up to 30 years under 18 USC § 1014, penalties under 15 USC § 645, and/or civil fraud liability.

Authorized Lender Official	Borrower
Signature:	Signature:
Print Name: Denice Kovalsky	Print Name: Staffing 360 Solutions, Inc., Member
Title: Assistant Vice President	Title: Alicia Barker, COO
Date: 05/20/2020	Date: 05/20/2020

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 2 of 2

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, and gathering data needed, is 30 minutes. Comments or questions on the burden estimates or other aspects of this information collection should be sent to U.S. Small Business Administration, Director, RMD, 409 3rd St., SW, Washington DC 20416 and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. PLEASE DO NOT SEND THE COMPLETEDFORMS TO THESE ADDRESSES.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Fee Disclosure and Compensation Agreement	OMB Control No. 3245-0201
For use with 7(a) and 504 Loan Programs	Expiration Date: 08/31/2021

Purpose of this form: The purpose of this form is to identify Agents and the fees and/or compensation paid to Agents by or on behalf of a small business applicant (“Applicant”) for the purpose of obtaining or expediting an application for a loan guaranteed by the U.S. Small Business Administration (SBA). This is a statutory requirement under 15 U.S.C. 642. See 13 CFR Parts 103 and 120 and SBA’s Standard Operating Procedure 50 10 for the rules governing compensation of Agents or SBA Lenders in connection with an SBA loan.

Who must complete this form?: This form must be completed and signed by the SBA Lender and the Applicant whenever an Agent is paid by either the Applicant or the SBA Lender in connection with the SBA loan application. Each Agent paid by the Applicant to assist it in connection with its application must also complete and sign the form. When an Agent is paid by the SBA Lender, the SBA Lender must complete this form and the SBA Lender and Applicant must both sign the form. The SBA Lender must inform the Applicant in writing that the Applicant is not required to employ an Agent or representative (including the SBA Lender) to assist the Applicant with the SBA loan application.

Compensation must be disclosed on this form for the following services:

1.

Loan packaging services, as defined in SOP 50 10, performed by an SBA Lender or other third party (This includes services performed by an individual/entity that is a Lender Service Provider (LSP) (7(a) only) or has an SBA-approved Professional Services Contract (504 only) with the SBA Lender who is acting as a loan packager or referral agent employed by the Applicant);

2.	Financial statement preparation specifically for the loan application; and/or
3.	Consulting, Broker, or Referral services paid by the Applicant, SBA Lender, or Third Party Lender (504 only).

Fees paid to the following individuals for their services in connection with the SBA loan application are not required to be disclosed on this form:

1. Applicant’s accountant performing services in the normal course of business;

2. Any attorney in connection with the 7(a) or 504 loan closing;

3. A state-certified or state-licensed appraiser employed by the SBA Lender to appraise collateral;

4. An LSP performing services for the Lender under an SBA-reviewed LSP agreement (7(a) only) or an individual performing services for the CDC under an SBA-approved professional services contract (504 only);

5. An individual employed by the SBA Lender to perform a business valuation in connection with the SBA loan;

6. An environmental professional employed by the SBA Lender to conduct an environmental assessment of the collateral; and/or

7. A real estate agent who is receiving a commission for the sale of real estate.

Instructions for completing this form: The Agent must be identified, all services provided must be listed, and the party paying the fee and amount paid must also be disclosed (and itemized, when required). The SBA Lender must ensure that the Agent performing services is not debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or Agency. (See www.sam.gov.) The SBA does not allow contingency fees (fees paid only if the loan is approved) or charges for services which are not reasonably necessary in connection with an application. A separate form is required for each Agent (including an SBA Lender when the SBA Lender performs packaging services) that has or will receive compensation as part of the transaction. However, all of the services provided by the same Agent may be listed on a single form.

If the compensation paid exceeds $2,500, the Agent must provide supporting documents that include: 1) a detailed explanation of the work performed; and 2) the hourly rate(s) and the number of hours spent working on each activity. The SBA Lender must ensure that the supporting documents are attached to this form. When a single provider charges an Applicant in connection with multiple applications, fees are aggregated to establish the $2,500 threshold for requiring supporting documents and a detailed explanation. Supporting documents and a detailed explanation are required even if the compensation is charged on a percentage basis.

All SBA Lenders must retain the original Form 159 in the loan file. 7(a) Lenders must submit a copy of each completed Form 159 to Fiscal Transfer Agent only once after there has been an initial disbursement on the loan in conjunction with its monthly 1502 report. CDCs must submit a copy of each completed Form 159 to SBA in its Annual Report for all of the 504 loans closed during the fiscal year being reported.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 1 of 3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Fee Disclosure and Compensation Agreement	OMB Control No.: 3245-0201
For use with 7(a) and 504 Loan Programs	Expiration Date: 08/31/2021
7(a) loan	☐ 504 loan
SBA Loan Name:	Key Resources Inc.
SBA Loan Number (no spaces):	88591374-00	SBA Lender FIRS (no spaces):	A118609
SBA Lender Legal Name:	NEWTON FEDERAL BANK
Services Performed by (Name of Agent):	N/A
Agent Contact Person:
Agent Address:
Type of Agent:
☐ SBA Lender	☐ Consultant	☐ Third Party Lender (“TPL”)
☐ Independent Loan Packager	☐ Accountant preparing financial	☐ Other:
☐ Referral Agent/Broker	statements specifically for SBA loan
application

Type of Service	Amount Paid by Applicant*	Amount Paid by SBA Lender*
Loan packaging
Financial statement preparation for loan application
Broker or Referral services
Consultant services
Other:

*The Agent may not be compensated by both Applicant and SBA Lender for the same service. Furthermore, any Agent employed by the SBA Lender must be paid by the SBA Lender and those fees cannot be passed on to the Applicant.

Total compensation paid by:	Applicant:	$ 0.00	SBA Lender:	$0.00

☐ Itemization and supporting documentation is attached. (Itemization and supporting documentation is required if the compensation paid exceeds $2,500. Itemization must include: 1) a detailed explanation of the work performed; and 2) the hourly rate and the number of hours spent working on each activity.) Note: SBA, in its discretion, may request an itemization and supporting documentation for any fee charged in connection with an SBA loan application, regardless of the amount.

For 504 loans only:
☐ CDC received referral fee from a TPL		Amount of Fee:	$
TPL Name:
TPL Address:

WARNING: False certifications can result in criminal prosecution under 18 U.S.C. § 1001 and other penalties provided under law.

Violation of any of the SBA Loan Program Requirements regarding SBA Form 159 and the related activities by the SBA Lender and/or an Agent may result in SBA’s suspension or revocation of the privilege of conducting business with the SBA under 13 CFR Part 103.

Applicant’s Certifications: By signing this form, the Applicant certifies to SBA that the above representations and amounts are the only amounts paid (or that will be paid) by the Applicant in connection with the stated services and are satisfactory to the Applicant. The Applicant further certifies that a separate compensation agreement (SBA Form 159) has been executed for all Agents, as defined in 13 CFR § 103.1. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity’s name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership’s name by a general partner.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 2 of 3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Applicant must not sign this form until all required services and fee information is disclosed.

05/20/2020
Signature of Authorized Representative of Applicant	Date
Staffing 360 Solutions, Inc., Member	Alicia Barker, COO
Print Name	Title

SBA Form 159 (04-18) Previous Editions Obsolete	Page 3 of 3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Fee Disclosure and Compensation Agreement	OMB Control No. 3245-0201
For use with 7(a) and 504 Loan Programs	Expiration Date: 08/31/2021

Agent’s Certifications: By signing this form, the undersigned Agent certifies that: (1) it has not and will not directly or indirectly charge or receive any payment from the Applicant in connection with the application for or making of the SBA loan except for services actually performed on the Applicant’s behalf and identified in this form; (2) the information provided in this form accurately describes the types of services (s)he/it has provided to the Applicant or SBA Lender and the compensation described in this form is the only compensation that has been charged to or received from the Applicant or SBA Lender or that will be charged to the aforementioned parties for services covered by this form; (3) neither it nor any of the employees of its organization are currently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the Agent agrees to refund that amount to the Applicant. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity’s name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership’s name by a general partner.

Signature of Authorized Representative of Agent	Date
N/A
Print Name	Title

SBA Lender’s Certifications: The undersigned SBA Lender certifies that: (1) the representations of services rendered and the amounts charged as identified in this form are reasonable and satisfactory to it; (2) (s)he has no knowledge that any Agent, as defined in 13 CFR § 103.1, was engaged by, represented, or worked on behalf of the Applicant other than as disclosed above or in another executed compensation agreement (SBA Form 159); (3) any referral fees described above are the only referral fees paid by the SBA Lender to a referral agent in connection with this loan and were not charged directly or indirectly to the Applicant; (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the SBA Lender agrees to refund that amount to the Applicant; (5) it has consulted the System for Awards Management’s (SAM) Excluded Parties List System or any successor system to ensure that the Agent identified above is not debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (6) any fee it has charged is not a standardized amount and all fees charged to the Applicant comply with SBA Loan Program Requirements.

05/20/2020
Signature of Authorized Representative of SBA Lender	Date
Denice Kovalsky	Assistant Vice President
Print Name	Title

Systems of Record Notification: Information obtained from this form is part of the Agency’s Privacy Act Systems of Records, Loan Systems (“SOR 21”) and may become part of SBA’s System of Records for Suspension and Debarment Files (“SOR 36”). As such, this form and the information contained therein may be used, disclosed, or referred for the following purposes, among other things:

• To the Federal, State, local or foreign agency or professional organization which investigates, prosecutes, or enforces violations of statutes, rules, regulations, or orders, or which undertakes procurement of goods or services, when SBA determines that disclosure will promote programmatic integrity or protect the public interest.

• To SBA employees, contractors, interns, volunteers, and other regulators or legal authorities for the review of Loan Agent fees and activities and for the review of loans generated by Loan Agents (e.g. for performance and other trends).

• To GSA and the public for publication of Loan Agent suspensions, revocations, debarments, other enforcement actions, and exclusions in the System Award’s Management’s (SAM) Excluded Parties List System (“EPLS”) or any successor system consistent with Executive Order 12549 and other applicable law.

• To other regulators, SBA employees, contractors, interns, and/or volunteers for regulatory purposes.

• See 77 FR 61467 (October 9, 2012), 77 FR 15835 (March 16, 2012), 74 FR 14890 (April 1, 2009), and as amended from time-to-time for additional routine uses.

PLEASE NOTE: The estimated burden for completion of this form is 5 minutes per response. You are not required to respond to this information collection unless it displays a currently valid OMB approval number. Comments/questions on the burden estimate should be sent to U.S. SBA, Chief, Administration Information Branch, Washington, D.C. 201416, and Desk Officer for SBA, OMB, New Exec. Office Building, Room 10202, Washington, D.C. 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 4 of 3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

BORROWER'S CERTIFICATION

In order to induce NEWTON FEDERAL BANK (“Lender”) to make a U. S. Small Business Administration (“SBA”) guaranteed Loan, SBA Paycheck Protection Program Loan Number 88591374-00_____ (“Loan”) to
Key Resources Inc.___________________________ (“Borrower”), the undersigned has executed this Borrower’s Certification effective as of the date (the “Effective Date”) of that certain Promissory Note (the “Note”) executed by Borrower made payable to the order of Lender, which Note evidences the Loan. This Certification, the Note, the Application (as defined herein), and the other documents and agreements evidencing or supporting the Loan and executed by Borrower, and any amendments thereto, may be referred to as the “Loan Documents.”

A.	Borrower certifies that:
1.

The Loan and the Note arise out of that certain Coronavirus Aid, Relief, and Economic Security Act (P.L. 116-136 (the “CARES Act”) and the Paycheck Protection Program administered by the U.S. Small Business Administration (the “SBA”) under the SBA’s 7(a) loan program as amended by the CARES Act (the “PPP”). The CARES Act and the PPP, together with other federal statutes, regulations and SBA requirements that are now, or may become, applicable to the Loan, may be referred to as the “Regulations.”

2.	The terms of the Paycheck Protection Program Borrower Application Form (SBA Form 2483) completed and executed by the Borrower (the “Application”) are incorporated herein for all purposes.
3.	It is the express intention of Borrower and Lender that the Loan and Note at all times conform to the terms, conditions and requirements of the CARES Act and PPP.
4.	At least seventy-five percent (75%) of the proceeds of this Loan will be used for “payroll costs” (as defined in the CARES Act and subsequent guidelines).
5.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

6.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower has within the last 5 years, for any felony: (i) been convicted, (ii) pleaded guilty, (iii) pleaded nolo contendere, (iv) been placed on pretrial diversion, or (v) been placed on any form of parole or probation (including probation before judgment).

7.

Neither Borrower nor any owner (as defined in the Application) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any federal department or agency, or presently involved in any bankruptcy.

8.

Neither Borrower nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other federal agency that is currently delinquent or has defaulted in the last seven (7) years and caused a loss to the government.

9.	The principal place of residence for all employees included in the Borrower’s payroll calculation is the United States.
10.

No officer, director, owner of more than 20 percent of the equity, or key employee of Borrower is an officer, director, key employee, or holder of any of Lender’s stock or debt instruments, or an Agent (as defined in 13 C.F.R. § 103.1) involved in the loan process.

11.	Borrower has not and is not using an “agent” that would be entitled to fees in accordance with the Regulations.
12.	If applicable, Borrower has received or will receive, upon release from the U.S. Department of Treasury and/or the SBA, a copy of the Authorization for this Loan from Lender.
13.

Borrower acknowledges that if Borrower defaults on the Loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the Loan (to the extent any balance remains after loan forgiveness).

14.

Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower’s financial or business condition.

15.

Borrower will not, without Lender’s consent, make changes to its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

16.	Borrower has read the statements on the Application, including the Statements Required by Law and Executive Orders, and Borrower understands them.
17.

Borrower is eligible to receive a loan under the rules issued by the SBA implementing the Paycheck Protection Program (the “Paycheck Protection Program Rules”) under Division A, Title I of the CARES Act.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

18.	Borrower will comply, whenever applicable, with the civil rights and other limitations in the Application.
19.	All Loan proceeds will be used only for business-related purposes as specified in the Application and consistent with the Paycheck Protection Program Rules.
20.	To the extent feasible, Borrower will purchase only American-made equipment and products.
21.	Borrower is not engaged in any activity that is illegal under federal, state or local law.
22.

Any loan received by the Borrower under Section 7(b)(2) of the Small Business Act between January 31, 2020 and April 3, 2020 was for a purpose other than paying payroll costs and other allowable uses for loans under the Paycheck Protection Program.

23.	Borrower was in operation on February 15, 2020 and had employees for whom Borrower paid salaries and payroll taxes, on such date.
24.	Current economic uncertainty makes the Loan, evidenced by the SBA Note, necessary to support Borrower’s ongoing business operations.
25.

All Loan proceeds will be used only to retain workers and maintain payroll or make any of, or any combination of, (i) interest payments on obligations existing on February 15, 2020, (ii) lease payments required by leases existing on February 15, 2020, or (iii) utility payments under service agreements in place on February 15, 2020 as specified in the Paycheck Protection Program Rules. If the Loan funds are knowingly used for unauthorized purposes, the federal government may hold Borrower and owners of Borrower legally liable, such as for charges of fraud.

26.

Borrower will provide to Lender documentation that verifies the number of full-time equivalent employees on Borrower’s payroll and the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight (8) week period following this Loan.

27.	During the period beginning on February 15, 2020 and ending on December 31, 2020, and at no other time, Borrower has not and will not receive any other loan under the Paycheck Protection Program.
28.

All the information Borrower provided in Borrower’s application and the information provided in all supporting documents and forms is true and accurate in all material respects. Knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 U.S.C. §§ 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 U.S.C. § 645 by imprisonment for not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 U.S.C. § 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

29.

Lender has relied, and will rely, in good faith on the certified calculations and supporting documentation regarding the eligible Loan amount submitted by Borrower. Borrower acknowledges and agrees that Lender can share any tax information that Borrower has provided with SBA’s authorized representatives, including authorized representatives of the SBA Office of the Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews.

30.

Borrower agrees and acknowledges that all communications made by Lender relating to the PPP are qualified in their entirety by the text of the PPP, as may be amended and/or supplemented by currently existing or forthcoming regulations, guidance and requirements of the SBA and other governmental agencies.

31.	Borrower recognizes and acknowledges that if and to the extent that SBA does not forgive the Loan, then Borrower will owe to Lender the outstanding amount of principal and interest on the Loan.
32.

Borrower recognizes and acknowledges that guidance setting forth the conditions precedent to forgiveness has not been finalized, and that as a result forgiveness may be materially more difficult to obtain than currently contemplated.

33.

If Borrower is an entity, Borrower certifies it is currently existing, in good standing and duly organized under the laws of the state of its organization, and has the power to own its property and to carry on its business in each jurisdiction in which it operates.

34.

Borrower certifies it has full power and authority to execute the Note, to execute and deliver the Note and to incur the obligations provided for in the Note, including the Loan. No consent or approval of members, managers, directors or shareholders, or of any public authority is required as a condition to the validity of the Note, or, if required, any such consent or approval has been obtained.

35.	Borrower acknowledges the Note constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its stated terms.

2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

IN WITNESS WHEREOF, the undersigned have executed this Borrower’s Certification as of the date set forth below.

BORROWER:
Key Resources Inc.
a	North Carolina corporation
By:
Name:	Staffing 360 Solutions, Inc., Member
Title:	Alicia Barker, COO

3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

HOLD HARMLESS, INDEMNIFICATION AND

RELIANCE ACKNOWLEDGMENT AGREEMENT

STATE OF GEORGIA

COBB COUNTY

This Hold Harmless, Indemnification and Reliance Acknowledgment Agreement (the “Agreement”) is made this _20th___ day of May________ 2020, by and between Key Resources Inc. ____________ a North Carolina corporation______________(“Borrower”), whose address is 3703 West Market Street, Suite A, Greensboro,
NC 27403-1300_______________ and NEWTON FEDERAL BANK (“Lender”).

To induce Lender to issue Borrower a Small Business Administration (“SBA”) loan (the “Loan”) in the amount of $5,442,700.00___________________, Borrower as evidenced by that certain promissory note dated 05/20/2020________________________________________ agrees to the following:

1.

Borrower certifies that the information provided in the application for the Loan and the information that Borrower has provided in all supporting documents and forms is true and accurate in all respects. Furthermore, Borrower acknowledges and agrees that Lender is authorized to and shall rely on the information and documentation provided to Lender by Borrower in connection with the Loan application and Lender shall have no liability to Borrower if the information, documentation, eligibility, calculations of Borrower’s eligible Loan amount or calculations of Borrower’s eligibility of Loan forgiveness is later determined to be inaccurate or otherwise ineligible under the Paycheck Protection Program (the “Program”) of the SBA. Borrower further acknowledges and agrees that knowingly making a false statement to obtain a guaranteed loan from the SBA is punishable under 18 U.S.C. §§1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 U.S.C. § 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 U.S.C. § 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

2.

Borrower further acknowledges that Borrower has calculated the eligible amount for the Loan using the documents Borrower submitted to Lender (the “Documents”), including, but not limited to any tax documents and payroll records. Borrower affirms and certifies that tax documents included in the Documents are identical to tax documents Borrower submitted to the Internal Revenue Service. Borrower further acknowledges that Borrower has submitted all documents and information to Lender that Borrower relied upon in calculating the eligible Loan amount. Borrower further acknowledges and agrees that Borrower has not relied on Lender for the determination of eligibility for the Loan, the calculation of Borrower’s eligible Loan amount, or the eligibility or amount of the Loan for forgiveness under the Program. Borrower also understands, acknowledges and agrees that Lender is authorized to share all tax information included in the Documents with Lender's authorized representatives, including, but not limited to, accountants, attorneys, affiliates, and with authorized representatives of the SBA, SBA Office of Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews. Borrower further acknowledges portions or all of the Loan amount may not be forgivable, subject to rules set forth within the Program.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

3.

Borrower hereby indemnifies Lender and agrees to defend, save and hold harmless Lender, Lender’s employees, agents, successors and assigns from and against any and all loss (including, but not limited to, indirect, special and consequential loss or damage) claims, suits, liabilities, demands, notices or orders, fines, penalties, costs, all foreseen and unforeseen damages (including, but not limited to, damage to persons and property) and attorneys’ fees (including, but not limited to, those incurred in regulatory and administrative proceedings, at trial or on any appeal or otherwise), arising out of, because of, resulting from or due to: (a) the inaccuracy of any of the Documents, (b) misrepresentation contained in any of the Documents, or (c) the Documents. Borrower’s indemnity of Lender shall be a continuing obligation of Borrower, and Borrower’s successors and assigns.

4.

This Agreement represents the entire agreement between Borrower and Lender with respect to indemnification of Lender by Borrower, supersedes any and all written and oral agreements concerning said indemnification, and shall not be modified except in writing signed by both Lender and Borrower.

5.	This Agreement shall be governed by the laws of the State of Georgia without regard to any conflict of law provision thereof.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal the day and year first above written.

BORROWER:
Key Resources Inc.
North Carolina corporation
By:
Name:	Staffing 360 Solutions, Inc., Member
Title:	Alicia Barker, COO
LENDER:
NEWTON FEDERAL BANK
By:
Name:	Denice Kovalsky
Title:	Assistant Vice President

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

This Statement of Policy is Posted
In Accordance with Regulations of the
Small Business Administration
This Organization Practices
Equal Employment Opportunity

We do not discriminate on the ground of race, color, religion, sex, age, disability or national origin in the hiring, retention, or promotion of employees; nor in determining their rank, or the compensation or fringe benefits paid them.

This Organization Practices

Equal Treatment of Clients

We do not discriminate on the basis of race, color, religion, sex, marital status, disability, age or national origin in services or accommodations offered or provided to our employees, clients or guests.

These policies and this notice comply with regulations

of the United States Government.

Please report violations of this policy to :

Administrator

Small Business Administration

Washington, D.C. 20416

In order for the public and your employees to know their rights under 13 C.F.R Parts 112, 113, and 117, Small Business Administration Regulations, and to conform with the directions of the Administrator of SBA, this poster must be displayed where it is clearly visible to employees, applicants for employment, and the public.

Failure to display the poster as required in accordance with SBA Regulations may be considered evidence of noncompliance and subject you to the penalties contained in those Regulations.

SBA FORM 722 (10-02) REF: SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE This form was electronically produced by Elite Federal Inc,.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Esta Declaración De Principios Se Publica
De Acuerdo Con Los Reglamentos De La
Agencia Federal Para el Desarrollo de la Pequena : Empresa

Esta Organizacion Practica

lgual Oportunidad De Empleo

No discriminamos por razón de raza, color, religión, sexo, edad, discapacidad o nacionalidad en el empleo, retención o ascenso de personal ni en la determinación de sus posiciones, salarios o beneficios marginales.

Esta Organizacion  Practica

Igualdad En El Trato A Su Clientela

No discriminamos por razón de raza, color, religión, sexo, estado civil, edad, discapacidad o nacionalidad en los servicios o facilidades provistos para nuestros empleados, clientes o visitantes.

Estos principios y este aviso cumplen con los reglamentos del Gobierno de los Estados Unidos de América.

Favor de informar violaciones a lo aquí indicado a:

Administrador

Agencia Federal Para el Desarrollo de la

Pequeña Empresa

Washington, D.C. 20416

A fin de que el público y sus empleados conozcan sus derechos según lo expresado en las Secciones 112 , 113 y 117 del Codigo de Regulaciaones Federales No. 13, de los Reglamentos de la Agencia . Federal Para el Desarrollo de la Pequena Empresa y de acuerdo con las instrucciones del Administrador de dicha agencia, esta notificación debe fijarse en un lugar claramente visible para los empleados, solicitantes de empleo y público en general. No fijar esta notificación según lo requerido por los reglamentos de la Agencia Federal Para el Desarrollo de la Pequena Empresa, puede ser interpretado como evidencia de falta de cumplimiento de los mismos y conllevará la ejecución de los castigos impuestos en estos reglamentos.

SBA FORM 722 (10-02) REF: SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE	U.S. GOVERNMENT PRINTING OFFICE: 1994 0- 153-346
This form was electronically produced by Elite Federal Inc,.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Request of Deposit of SBA PPP Loan Proceeds

I am requesting proceeds from my SBA PPP loan deposited as selected below (check one):

□ Deposit in my Affinity Bank checking account #__________________________

□ Wire the deposit to my other financial institution.

Please contact your financial institution for wiring instructions and email them to: dkovalsky@myaffinitybank.com

Key Resources Inc.

By:

         Staffing 360 Solutions, Inc., Member

Date: 05/20/2020

Loan Payments: Please initial here if you would like your monthly payment automatically drafted from the account above.  ____________.

         Initial

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

NOTE

SBA Loan #	89757974-07
SBA Loan Name:	Lighthouse Placement Services, LLC
Date:	05/20/2020
Loan Amount: $	1,889,794.00
Interest Rate:	1.00% Fixed
Borrower:	Lighthouse Placement Services, LLC
Operating Company:	Lighthouse Placement Services, LLC
Lender:	Newton Federal Bank

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of

One Million Eight Hundred Eighty-Nine Thousand Seven Hundred Ninety-Four and 00  /100ths  Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The interest rate on this Note is 1.00% per year.

Borrower must pay eighteen (18) principal and interest payments of $106,316.09 every month, beginning SEVEN months from the month this Note is dated; payments must be made on the FIRST DAY in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note.  Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice.  If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice;

b. Pay all accrued interest; and

c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b. above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable two (2) years from date of the

Note.

Late Charge:  If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;
D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

2 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
G.	Fails to pay any taxes when due;
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.	LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment;
D.	Take possession of any Collateral; or
E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.	LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
B.

Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral.  Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs.  If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

3 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.

To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.  Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

4 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

10.	STATE-SPECIFIC PROVISIONS:

Time is of the essence with this Note

5 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

11. BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

IN WITNESS WHEREOF, the authorized officer of Borrower, has executed this Note under seal this  20th day of May, 2020.

Lighthouse Placement Services, LLC

a Massachusetts limited liability company

By:		(SEAL)
Staffing 360 solution, inc., Member
Alicia Barker, COO

By:		(SEAL)

By:		(SEAL)

By:		(SEAL)

By:		(SEAL)

6 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

OMB Approval No.: 3245-0200

Expiration Date: 04/30/2022

SBA FORM 1050, SETTLEMENT SHEET

Purpose: The purpose of this form is to document and verify that loan proceeds have been disbursed in accordance with the Authorization and to document that the Borrower’s contribution has been injected into the business prior to the Lender disbursing any loan proceeds.

General Instructions: This form may be used for all 7(a) loans and for all disbursements. It must be used for the first disbursement on all standard 7(a) loans over $350,000.

This form is to be completed by the Lender and signed by the Lender and the Borrower at the time of the initial loan disbursement. The Lender must retain a copy of the signed form in its loan file. For all disbursements, the Lender must also retain documentation that is acceptable to SBA (such as joint payee checks, cancelled checks, paid receipts or invoices, wire transfer account records, etc.) and that evidences compliance with the Use of Proceeds section of the Authorization.

The Lender must submit the completed form and all supporting documentation to SBA upon request, or, in the event of a loan default, with the Lender’s request for guaranty purchase. Providing this information is required to comply with program requirements; failure to provide it when required may impair the Lender’s ability to collect on the SBA loan guaranty.

If additional space is required to complete the form or provide additional details please attach a separate sheet.

Specific Instructions for Completing the Form:

1)	In the first section, fill in all identifying information. For “Loan Type,” check the box to indicate whether the loan is a term loan or a revolving line of credit.

2)	Complete the “Use of Proceeds” section with information related to the initial disbursement.

a)On the line associated with each applicable use of proceeds, indicate:

i)The name of the payee (must identify the ultimate recipient, not an intermediary such as a title company);

ii)Amount disbursed; and

iii)Remaining amount to be disbursed, in accordance with the Authorization.

b)

For the “Settlement charges/out of pocket costs” line, insert total amount of settlement charges and other out of pocket costs in the appropriate field within the grid. Attach an itemized list of all charges and costs, including the name of payee and amount paid for each charge or cost. Reminder: SBA Form 159 is required for all fees paid or to be paid by the Lender (except Lender Service Provider fees) and for all fees paid or to be paid by the Applicant to any agent in connection with the SBA loan application.)

c)	For “Other (Explain),” enter any other use of proceeds authorized in the Authorization that is not already listed in the grid, if applicable.

3)Complete the “Borrower’s Injection” section.

a)For each type of injection, indicate the source.

b)	If the Seller contributed toward required equity, attach a copy of the Note and evidence of full standby for the life of the loan.
c)	Note: The Borrower’s Injection must be in the business bank account prior to any disbursement of loan proceeds.
4)	The Lender and the Borrower must review the certification and execute the form in the space provided.

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 1 of 2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

U.S. Small Business Settlement Sheet								OMB APPROVAL NO.: 3245-0200 EXPIRATION DATE: 04/30/2022
SBA Loan Number 89757974-07			Lender Name NEWTON FEDERAL BANK			Lender FIRS Number A118609
SBA Loan Name		Lighthouse Placement Services, LLC				Note Amount	$ 1,889,794.00
Loan Type:	✓	Term Loan	Line of Credit	Disbursement Type:	First Disbursement	Subsequent Disbursement	✓	Full Disbursement

Authorized Use of Proceeds:			Name of Payee:	Amount Disbursed:		Authorized Amount Remaining:
Land Acquisition:	Raw	Improved			$-		$-
Construction:	New	Expansion/Renovation			$-		$-
Leasehold Improvements to property owned by others					$-		$-
Machinery & Equipment					$-		$-
Furniture & Fixtures					$-		$-
Inventory Purchase					$-		$-
Working Capital					$-		$-
Acquire Business (Change of Ownership)					$-		$-
SBA Guarantee Fee					$-		$-
Settlement Charges/Out of Pocket Costs					$-		$-
Other (Explain):			PPP	$ 1,889,794.00	-		$-
			Total:	$ 1,889,794.00	-	$ 0.00	-

Borrower's Injection (including any deposit or earnest money):
Cash	Source:			$-
Assets	Source:			$-
Seller contribution toward required equity (on full standby for life of loan)				$-
Other (Explain):				$-
		Total Borrower Injection:	$ 0.00	-

At the time of completion of this form, the Lender and the Borrower certify that:

1.The loan proceeds were disbursed and received and will be used in accordance with the Use of Proceeds section of the Authorization, including any and all SBA/Lender approved modifications, and that all required equity or Borrower injections have been made in accordance with the Authorization and any approved modifications; and

2. There has been no unremedied adverse change in the Borrower’s or Operating Company’s financial condition, organization, management, operations or assets since the date of application that would warrant withholding or not making this disbursement or any further disbursement.

At the time of each subsequent disbursement on this loan, the Lender, by disbursing the loan proceeds, and the Borrower by receiving them, are deemed to certify that the above certifications are true with respect to each and every disbursement made.

WARNING: By signing below you are certifying that the above statements are accurate to the best of your knowledge. Submitting false information to the Government may result in criminal prosecution and fines up to $250,000 and/or imprisonment for up to 5 years under 18 USC § 1001. Submitting false statements to a Federally insured institution may result in fines up to $1,000,000 and/or imprisonment for up to 30 years under 18 USC § 1014, penalties under 15 USC § 645, and/or civil fraud liability.

Authorized Lender Official	Borrower

Signature:	Signature:
Print Name: Denice Kovalsky	Print Name: Staffing 360 Solutions, Inc., Member
Title: Assistant Vice President	Title: Alicia Barker, COO
Date: 05/20/2020	Date: 05/20/2020

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 1 of 2

NOTE:  According to the  Paperwork  Reduction  Act,  you  are  not  required  to  respond  to  this  collection  of  information  unless  it  displays  a  currently  valid  OMB  Control  Number.  The estimated  burden  for  completing  this  form,  including  time  for  reviewing  instructions,  and gathering  data  needed,  is  30  minutes.  Comments  or  questions  on  the  burden  estimates  or other aspects of this  information collection  should  be  sent  to  U.S.  Small  Business  Administration,  Director, RMD,  409  3rd  St.,  SW,  Washington  DC  20416  and/or SBA Desk Officer,  Office  of Management and  Budget, New Executive  Office Building,  Rm.  10202, Washington  DC 20503.  PLEASE  DO  NOT SEND  THE COMPLETEDFORMS    TO  THESE ADDRESSES.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Fee Disclosure and Compensation Agreement	OMB Control No. 3245-0201
For use with 7(a) and 504 Loan Programs	Expiration Date: 08/31/2021

Purpose of this form: The purpose of this form is to identify Agents and the fees and/or compensation paid to Agents by or on behalf of a small business applicant (“Applicant”) for the purpose of obtaining or expediting an application for a loan guaranteed by the U.S. Small Business Administration (SBA). This is a statutory requirement under 15 U.S.C. 642. See 13 CFR Parts 103 and 120 and SBA’s Standard Operating Procedure 50 10 for the rules governing compensation of Agents or SBA Lenders in connection with an SBA loan.

Who must complete this form?: This form must be completed and signed by the SBA Lender and the Applicant whenever an Agent is paid by either the Applicant or the SBA Lender in connection with the SBA loan application. Each Agent paid by the Applicant to assist it in connection with its application must also complete and sign the form. When an Agent is paid by the SBA Lender, the SBA Lender must complete this form and the SBA Lender and Applicant must both sign the form. The SBA Lender must inform the Applicant in writing that the Applicant is not required to employ an Agent or representative (including the SBA Lender) to assist the Applicant with the SBA loan application.

Compensation must be disclosed on this form for the following services:

1.

Loan packaging services, as defined in SOP 50 10, performed by an SBA Lender or other third party (This includes services performed by an individual/entity that is a Lender Service Provider (LSP) (7(a) only) or has an SBA-approved Professional Services Contract (504 only) with the SBA Lender who is acting as a loan packager or referral agent employed by the Applicant);

2.	Financial statement preparation specifically for the loan application; and/or
3.	Consulting, Broker, or Referral services paid by the Applicant, SBA Lender, or Third Party Lender (504 only).

Fees paid to the following individuals for their services in connection with the SBA loan application are not required to be disclosed on this form:

1.	Applicant’s accountant performing services in the normal course of business;
2.	Any attorney in connection with the 7(a) or 504 loan closing;
3.	A state-certified or state-licensed appraiser employed by the SBA Lender to appraise collateral;
4.

An LSP performing services for the Lender under an SBA-reviewed LSP agreement (7(a) only) or an individual performing services for the CDC under an SBA-approved professional services contract (504 only);

5.	An individual employed by the SBA Lender to perform a business valuation in connection with the SBA loan;
6.	An environmental professional employed by the SBA Lender to conduct an environmental assessment of the collateral; and/or
7.	A real estate agent who is receiving a commission for the sale of real estate.

Instructions for completing this form: The Agent must be identified, all services provided must be listed, and the party paying the fee and amount paid must also be disclosed (and itemized, when required). The SBA Lender must ensure that the Agent performing services is not debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or Agency. (See www.sam.gov.) The SBA does not allow contingency fees (fees paid only if the loan is approved) or charges for services which are not reasonably necessary in connection with an application. A separate form is required for each Agent (including an SBA Lender when the SBA Lender performs packaging services) that has or will receive compensation as part of the transaction. However, all of the services provided by the same Agent may be listed on a single form.

If the compensation paid exceeds $2,500, the Agent must provide supporting documents that include: 1) a detailed explanation of the work performed; and 2) the hourly rate(s) and the number of hours spent working on each activity. The SBA Lender must ensure that the supporting documents are attached to this form. When a single provider charges an Applicant in connection with multiple applications, fees are aggregated to establish the $2,500 threshold for requiring supporting documents and a detailed explanation. Supporting documents and a detailed explanation are required even if the compensation is charged on a percentage basis.

All SBA Lenders must retain the original Form 159 in the loan file. 7(a) Lenders must submit a copy of each completed Form 159 to Fiscal Transfer Agent only once after there has been an initial disbursement on the loan in conjunction with its monthly 1502 report. CDCs must submit a copy of each completed Form 159 to SBA in its Annual Report for all of the 504 loans closed during the fiscal year being reported.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 1 of 3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

☐ 7(a) loan	☐ 504 loan
SBA Loan Name:	Lighthouse Placement Services, LLC
SBA Loan Number (no spaces):	89757974-07	SBA Lender FIRS (no spaces):	A118609
SBA Lender Legal Name:	NEWTON FEDERAL BANK
Services Performed by (Name of Agent):	N/A
Agent Contact Person:
Agent Address:
Type of Agent:
☐ SBA Lender	☐ Consultant	☐ Third Party Lender (“TPL”)
☐ Independent Loan Packager	☐ Accountant preparing financial	☐ Other:
☐ Referral Agent/Broker	statements specifically for SBA loan application

Type of Service	Amount Paid by Applicant*	Amount Paid by SBA Lender*
Loan packaging
Financial statement preparation for loan application
Broker or Referral services
Consultant services
Other:

*The Agent may not be compensated by both Applicant and SBA Lender for the same service. Furthermore, any Agent employed by the SBA Lender must be paid by the SBA Lender and those fees cannot be passed on to the Applicant.

Total compensation paid by:	Applicant: $	0.00	SBA Lender: $	0.00

☐

Itemization and supporting documentation is attached. (Itemization and supporting documentation is required if the compensation paid exceeds $2,500. Itemization must include: 1) a detailed explanation of the work performed; and 2) the hourly rate and the number of hours spent working on each activity.) Note: SBA, in its discretion, may request an itemization and supporting documentation for any fee charged in connection with an SBA loan application, regardless of the amount.

For 504 loans only:
☐ CDC received referral fee from a TPL	Amount of Fee: $
TPL Name:
TPL Address:

WARNING: False certifications can result in criminal prosecution under 18 U.S.C. § 1001 and other penalties provided under law. Violation of any of the SBA Loan Program Requirements regarding SBA Form 159 and the related activities by the SBA Lender and/or an Agent may result in SBA’s suspension or revocation of the privilege of conducting business with the SBA under 13 CFR Part 103.

Applicant’s Certifications: By signing this form, the Applicant certifies to SBA that the above representations and amounts are the only amounts paid (or that will be paid) by the Applicant in connection with the stated services and are satisfactory to the Applicant. The Applicant further certifies that a separate compensation agreement (SBA Form 159) has been executed for all Agents, as defined in 13 CFR § 103.1. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity’s name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership’s name by a general partner.

Applicant must not sign this form until all required services and fee information is disclosed.

05/20/2020
Signature of Authorized Representative of Applicant	Date
Staffing 360 Solutions, Inc., Member	Alicia Barker, COO
Print Name	Title

SBA Form 159 (04-18) Previous Editions Obsolete	Page 2 of 3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Agent’s Certifications: By signing this form, the undersigned Agent certifies that: (1) it has not and will not directly or indirectly charge or receive any payment from the Applicant in connection with the application for or making of the SBA loan except for services actually performed on the Applicant’s behalf and identified in this form; (2) the information provided in this form accurately describes the types of services (s)he/it has provided to the Applicant or SBA Lender and the compensation described in this form is the only compensation that has been charged to or received from the Applicant or SBA Lender or that will be charged to the aforementioned parties for services covered by this form; (3) neither it nor any of the employees of its organization are currently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the Agent agrees to refund that amount to the Applicant. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity’s name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership’s name by a general partner.

Signature of Authorized Representative of Agent	Date
N/A
Print Name	Title

SBA Lender’s Certifications: The undersigned SBA Lender certifies that: (1) the representations of services rendered and the amounts charged as identified in this form are reasonable and satisfactory to it; (2) (s)he has no knowledge that any Agent, as defined in 13 CFR § 103.1, was engaged by, represented, or worked on behalf of the Applicant other than as disclosed above or in another executed compensation agreement (SBA Form 159); (3) any referral fees described above are the only referral fees paid by the SBA Lender to a referral agent in connection with this loan and were not charged directly or indirectly to the Applicant; (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the SBA Lender agrees to refund that amount to the Applicant; (5) it has consulted the System for Awards Management’s (SAM) Excluded Parties List System or any successor system to ensure that the Agent identified above is not debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (6) any fee it has charged is not a standardized amount and all fees charged to the Applicant comply with SBA Loan Program Requirements.

05/20/2020
Signature of Authorized Representative of Agent	Date
Denice Kovalsky	Assistant Vice President
Print Name	Title

Systems of Record Notification: Information obtained from this form is part of the Agency’s Privacy Act Systems of Records, Loan Systems (“SOR 21”) and may become part of SBA’s System of Records for Suspension and Debarment Files (“SOR 36”). As such, this form and the information contained therein may be used, disclosed, or referred for the following purposes, among other things:

•

To the Federal, State, local or foreign agency or professional organization which investigates, prosecutes, or enforces violations of statutes, rules, regulations, or orders, or which undertakes procurement of goods or services, when SBA determines that disclosure will promote programmatic integrity or protect the public interest.

•

To SBA employees, contractors, interns, volunteers, and other regulators or legal authorities for the review of Loan Agent fees and activities and for the review of loans generated by Loan Agents (e.g. for performance and other trends).

•

To GSA and the public for publication of Loan Agent suspensions, revocations, debarments, other enforcement actions, and exclusions in the System Award’s Management’s (SAM) Excluded Parties List System (“EPLS”) or any successor system consistent with Executive Order 12549 and other applicable law.

•	To other regulators, SBA employees, contractors, interns, and/or volunteers for regulatory purposes.
•	See 77 FR 61467 (October 9, 2012), 77 FR 15835 (March 16, 2012), 74 FR 14890 (April 1, 2009), and as amended from time- to-time for additional routine uses.

PLEASE NOTE: The estimated burden for completion of this form is 5 minutes per response. You are not required to respond to this information collection unless it displays a currently valid OMB approval number. Comments/questions on the burden estimate should be sent to U.S. SBA, Chief, Administration Information Branch, Washington, D.C. 201416, and Desk Officer for SBA, OMB, New Exec. Office Building, Room 10202, Washington, D.C. 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 3 of 3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

BORROWER'S CERTIFICATION

In order to induce NEWTON FEDERAL BANK (“Lender”) to make a U. S. Small Business Administration (“SBA”) guaranteed Loan, SBA Paycheck Protection Program Loan Number 89757974-07 (“Loan”) to Lighthouse Placement Services, LLC (“Borrower”), the undersigned has executed this Borrower’s Certification effective as of the date (the “Effective Date”) of that certain Promissory Note (the “Note”) executed by Borrower made payable to the order of Lender, which Note evidences the Loan. This Certification, the Note, the Application (as defined herein), and the other documents and agreements evidencing or supporting the Loan and executed by Borrower, and any amendments thereto, may be referred to as the “Loan Documents.”

A.	Borrower certifies that:
1.

The Loan and the Note arise out of that certain Coronavirus Aid, Relief, and Economic Security Act (P.L. 116-136 (the “CARES Act”) and the Paycheck Protection Program administered by the U.S. Small Business Administration (the “SBA”) under the SBA’s 7(a) loan program as amended by the CARES Act (the “PPP”). The CARES Act and the PPP, together with other federal statutes, regulations and SBA requirements that are now, or may become, applicable to the Loan, may be referred to as the “Regulations.”

2.	The terms of the Paycheck Protection Program Borrower Application Form (SBA Form 2483) completed and executed by the Borrower (the “Application”) are incorporated herein for all purposes.
3.	It is the express intention of Borrower and Lender that the Loan and Note at all times conform to the terms, conditions and requirements of the CARES Act and PPP.
4.	At least seventy-five percent (75%) of the proceeds of this Loan will be used for “payroll costs” (as defined in the CARES Act and subsequent guidelines).
5.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

6.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower has within the last 5 years, for any felony: (i) been convicted, (ii) pleaded guilty, (iii) pleaded nolo contendere, (iv) been placed on pretrial diversion, or (v) been placed on any form of parole or probation (including probation before judgment).

7.

Neither Borrower nor any owner (as defined in the Application) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any federal department or agency, or presently involved in any bankruptcy.

8.

Neither Borrower nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other federal agency that is currently delinquent or has defaulted in the last seven (7) years and caused a loss to the government.

9.	The principal place of residence for all employees included in the Borrower’s payroll calculation is the United States.
10.

No officer, director, owner of more than 20 percent of the equity, or key employee of Borrower is an officer, director, key employee, or holder of any of Lender’s stock or debt instruments, or an Agent (as defined in 13 C.F.R. § 103.1) involved in the loan process.

11.	Borrower has not and is not using an “agent” that would be entitled to fees in accordance with the Regulations.
12.	If applicable, Borrower has received or will receive, upon release from the U.S. Department of Treasury and/or the SBA, a copy of the Authorization for this Loan from Lender.
13.

Borrower acknowledges that if Borrower defaults on the Loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the Loan (to the extent any balance remains after loan forgiveness).

14.

Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower’s financial or business condition.

15.

Borrower will not, without Lender’s consent, make changes to its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

16.	Borrower has read the statements on the Application, including the Statements Required by Law and Executive Orders, and Borrower understands them.
13.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

17.

Borrower is eligible to receive a loan under the rules issued by the SBA implementing the Paycheck Protection Program (the “Paycheck Protection Program Rules”) under Division A, Title I of the CARES Act.

18.	Borrower will comply, whenever applicable, with the civil rights and other limitations in the Application.
19.	All Loan proceeds will be used only for business-related purposes as specified in the Application and consistent with the Paycheck Protection Program Rules.
20.	To the extent feasible, Borrower will purchase only American-made equipment and products.
21.	Borrower is not engaged in any activity that is illegal under federal, state or local law.
22.

Any loan received by the Borrower under Section 7(b)(2) of the Small Business Act between January 31, 2020 and April 3, 2020 was for a purpose other than paying payroll costs and other allowable uses for loans under the Paycheck Protection Program.

23.	Borrower was in operation on February 15, 2020 and had employees for whom Borrower paid salaries and payroll taxes, on such date.
24.	Current economic uncertainty makes the Loan, evidenced by the SBA Note, necessary to support Borrower’s ongoing business operations.
25.

All Loan proceeds will be used only to retain workers and maintain payroll or make any of, or any combination of, (i) interest payments on obligations existing on February 15, 2020, (ii) lease payments required by leases existing on February 15, 2020, or (iii) utility payments under service agreements in place on February 15, 2020 as specified in the Paycheck Protection Program Rules. If the Loan funds are knowingly used for unauthorized purposes, the federal government may hold Borrower and owners of Borrower legally liable, such as for charges of fraud.

26.

Borrower will provide to Lender documentation that verifies the number of full-time equivalent employees on Borrower’s payroll and the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight (8) week period following this Loan.

27.	During the period beginning on February 15, 2020 and ending on December 31, 2020, and at no other time, Borrower has not and will not receive any other loan under the Paycheck Protection Program.
28.

All the information Borrower provided in Borrower’s application and the information provided in all supporting documents and forms is true and accurate in all material respects. Knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 U.S.C. §§ 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 U.S.C. § 645 by imprisonment for not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 U.S.C. § 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

28.

Lender has relied, and will rely, in good faith on the certified calculations and supporting documentation regarding the eligible Loan amount submitted by Borrower. Borrower acknowledges and agrees that Lender can share any tax information that Borrower has provided with SBA’s authorized representatives, including authorized representatives of the SBA Office of the Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews.

29.

Borrower agrees and acknowledges that all communications made by Lender relating to the PPP are qualified in their entirety by the text of the PPP, as may be amended and/or supplemented by currently existing or forthcoming regulations, guidance and requirements of the SBA and other governmental agencies.

30.	Borrower recognizes and acknowledges that if and to the extent that SBA does not forgive the Loan, then Borrower will owe to Lender the outstanding amount of principal and interest on the Loan.
31.

Borrower recognizes and acknowledges that guidance setting forth the conditions precedent to forgiveness has not been finalized, and that as a result forgiveness may be materially more difficult to obtain than currently contemplated.

32.

If Borrower is an entity, Borrower certifies it is currently existing, in good standing and duly organized under the laws of the state of its organization, and has the power to own its property and to carry on its business in each jurisdiction in which it operates.

33.

Borrower certifies it has full power and authority to execute the Note, to execute and deliver the Note and to incur the obligations provided for in the Note, including the Loan. No consent or approval of members, managers, directors or shareholders, or of any public authority is required as a condition to the validity of the Note, or, if required, any such consent or approval has been obtained.

34.	Borrower acknowledges the Note constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its stated terms.

2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

IN WITNESS WHEREOF, the undersigned have executed this Borrower’s Certification as of the date set forth below.

BORROWER:
Lighthouse Placement Services, LLC
[a]	Massachusetts limited liability company

By:
Name:	Staffing 360 Solutions, Inc., Member
Title:	Alicia Barker, COO

3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

HOLD HARMLESS, INDEMNIFICATION AND

RELIANCE ACKNOWLEDGMENT AGREEMENT

STATE OF GEORGIA

COBB COUNTY

This Hold Harmless, Indemnification and Reliance Acknowledgment Agreement (the “Agreement”) is made this 20th__ day of May_______ 2020, by and between a Lighthouse Placement Services, LLC________________ Massachusetts limited liability com (“Borrower”), whose address is 1600 Osgood Street, Suite 2082, North Andover, MA 01845-1063________________ and NEWTON FEDERAL BANK (“Lender”).

To induce Lender to issue Borrower a Small Business Administration (“SBA”) loan (the “Loan”) in the amount of $1,889,794.00__________________, Borrower as evidenced by that certain promissory note dated 05/20/2020 ________________________agrees to the following:

1.

Borrower certifies that the information provided in the application for the Loan and the information that Borrower has provided in all supporting documents and forms is true and accurate in all respects. Furthermore, Borrower acknowledges and agrees that Lender is authorized to and shall rely on the information and documentation provided to Lender by Borrower in connection with the Loan application and Lender shall have no liability to Borrower if the information, documentation, eligibility, calculations of Borrower’s eligible Loan amount or calculations of Borrower’s eligibility of Loan forgiveness is later determined to be inaccurate or otherwise ineligible under the Paycheck Protection Program (the “Program”) of the SBA. Borrower further acknowledges and agrees that knowingly making a false statement to obtain a guaranteed loan from the SBA is punishable under 18 U.S.C. §§1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 U.S.C. § 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 U.S.C. § 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

2.

Borrower further acknowledges that Borrower has calculated the eligible amount for the Loan using the documents Borrower submitted to Lender (the “Documents”), including, but not limited to any tax documents and payroll records. Borrower affirms and certifies that tax documents included in the Documents are identical to tax documents Borrower submitted to the Internal Revenue Service. Borrower further acknowledges that Borrower has submitted all documents and information to Lender that Borrower relied upon in calculating the eligible Loan amount. Borrower further acknowledges and agrees that Borrower has not relied on Lender for the determination of eligibility for the Loan, the calculation of Borrower’s eligible Loan amount, or the eligibility or amount of the Loan for forgiveness under the Program. Borrower also understands, acknowledges and agrees that Lender is authorized to share all tax information included in the Documents with Lender's authorized representatives, including, but not limited to, accountants, attorneys, affiliates, and with authorized representatives of the SBA, SBA Office of Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews. Borrower further acknowledges portions or all of the Loan amount may not be forgivable, subject to rules set forth within the Program.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

3.

Borrower hereby indemnifies Lender and agrees to defend, save and hold harmless Lender, Lender’s employees, agents, successors and assigns from and against any and all loss (including, but not limited to, indirect, special and consequential loss or damage) claims, suits, liabilities, demands, notices or orders, fines, penalties, costs, all foreseen and unforeseen damages (including, but not limited to, damage to persons and property) and attorneys’ fees (including, but not limited to, those incurred in regulatory and administrative proceedings, at trial or on any appeal or otherwise), arising out of, because of, resulting from or due to: (a) the inaccuracy of any of the Documents, (b) misrepresentation contained in any of the Documents, or (c) the Documents. Borrower’s indemnity of Lender shall be a continuing obligation of Borrower, and Borrower’s successors and assigns.

4.

This Agreement represents the entire agreement between Borrower and Lender with respect to indemnification of Lender by Borrower, supersedes any and all written and oral agreements concerning said indemnification, and shall not be modified except in writing signed by both Lender and Borrower.

5.	This Agreement shall be governed by the laws of the State of Georgia without regard to any conflict of law provision thereof.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal the day and year first above written.

BORROWER:
Lighthouse Placement Services, LLC
Massachusetts limited liability company

By:
Name:	Staffing 360 Solutions, Inc., Member
Title:	Alicia Barker, COO
LENDER:
NEWTON FEDERAL BANK

By:
Name:	Denice Kovalsky
Title:	Assistant Vice President

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

This Statement of Policy is Posted

In Accordance with Regulations of the

Small Business Administration

This Organization Practices

Equal Employment Opportunity

We do not discriminate on the ground of race, color, religion, sex, age,  disability or national origin in the hiring, retention, or promotion of employees; nor in determining their rank, or the compensation or fringe benefits paid them.

This Organization Practices

Equal Treatment of Clients

We do not discriminate on the basis of race, color, religion, sex, marital status, disability, age or national origin in services or accommodations offered or provided to our employees, clients or guests.

These policies and this notice comply with regulations

of the United States Government.

Please report violations of this policy to :

Administrator

Small Business Administration

Washington, D.C. 20416

In order for the public and your employees to know their rights under 13 C.F.R Parts 112, 113, and 117,  Small Business Administration Regulations, and to conform with the directions of the Administrator of SBA,  this poster must be displayed where it is clearly visible to employees, applicants for employment, and the public.

Failure to display the poster as required in accordance with SBA Regulations may be considered evidence of noncompliance and subject you to the penalties contained in those Regulations.

SBA FORM 722 (10-02) REF: SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE
This form was electronically produced by Elite Federal Inc,.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Esta Declaración De Principios Se Publica
De Acuerdo Con Los Reglamentos De La
Agencia Federal Para el Desarrollo de la Pequena: Empresa

Esta Organizacion3 Practica

lgual Oportunidad De Empleo

No discriminamos por razón de raza, color, religión, sexo, edad, discapacidad o nacionalidad en el empleo, retención o ascenso de personal ni en la determinación de sus posiciones, salarios o beneficios marginales.

Esta Organizacion3 Practica

Igualdad En El Trato A Su Clientela

No discriminamos por razón de raza, color, religión, sexo, estado civil,  edad, discapacidad o nacionalidad en los servicios o facilidades provistos para nuestros empleados, clientes o visitantes.

Estos principios y este aviso cumplen con los reglamentos del Gobierno de los Estados Unidos de América.

                  Favor de informar violaciones a lo aquí indicado a:

Administrador

Agencia Federal Para el Desarrollo de la

Pequeña Empresa

Washington, D.C. 20416

A fin de que el público y sus empleados conozcan sus derechos según lo expresado en las Secciones 112 , 113 y 117 del Codigo3 de Regulaciaones Federales No. 13, de los Reglamentos de la Agencia. Federal Para el Desarrollo de la Pequena: Empresa y de acuerdo con las instrucciones del Administrador de dicha agencia, esta notificación debe fijarse en un lugar claramente visible para los empleados, solicitantes de empleo y público en general. No fijar esta notificación según lo requerido por los reglamentos de la Agencia Federal Para el Desarrollo de la Pequena: Empresa, puede ser interpretado como evidencia de falta de cumplimiento de los mismos y conllevará la ejecución de los castigos impuestos en estos reglamentos.

SBA FORM 722 (10-02)REF:SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE
U.S. GOVERNMENT PRINTING OFFICE : 1994 0- 153-346
This form was electronically produced by Elite Federal Inc,.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Request of Deposit of SBA PPP Loan Proceeds

I am requesting proceeds from my SBA PPP loan deposited as selected below

(check one):

□Deposit in my Affinity Bank checking account #__________________________

□Wire the deposit to my other financial institution.

Please contact your financial institution for wiring instructions and email them to: dkovalsky@myaffinitybank.com

Lighthouse Placement Services, LLC

By:

Staffing 360 Solutions, Inc., Member

Date: 05/20/2020______

Loan Payments: Please initial here if you would like your monthly payment automatically drafted from the account above. ___________.

                                                          Initial

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Paycheck Protection Program	OMB Control No.: 3245-0407
Lender Application Form - Paycheck Protection Program Loan Guaranty	Expiration Date: 09/30/2020

The purpose of this form is to collect identifying information about the Lender, the Applicant, the loan guaranty request, sources and uses of funds, the proposed structure (which includes pricing and the loan term), and compliance with SBA Loan Program Requirements. This form reflects the data fields that will be collected electronically from lenders; no paper version of this form is required or permitted to be submitted. As used in this application, “Paycheck Protection Program Rule” refers to the rules in effect at the time you submit this application that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Instructions for Lenders

All Paycheck Protection Program (PPP) loans are processed by all Lenders under delegated authority from SBA. This application must be submitted and signed electronically in accordance with program requirements, and the information requested is to be retained in the Lender’s loan file.

A. Lender Information
Lender Name:	Newton Federal Bank			Lender Location ID:		81965
Address:	3175 Highway 278	City:	Covington	St:	GA	Zip:	30014
Lender Contact:	Denice Kovalsky	Ph:	(678.)742-. 9990	Cell or Ext:	( ) -
Contact Email:	dkovalsky@myaffinitybank.com		Title:	Assistant Vice President

B.	Applicant Information
Applicant	Check One:	☐ Sole Proprietor	☐ Partnership	C-Corp	☐S-Corp	☐ LLC	☐ Independent contractor
☐ Eligible self-employed individual ☐ 501(c)(3) nonprofit ☐ 501(c)(19) veterans organization
		☐ Tribal business (sec. 31(b)(2)(C) of Small Business Act)			☐ Other
		Applicant Legal Name:	Staffing 360 Georgia, LLC
		DBA:				Business Tax ID:	82-2722428
		Applicant Address:	5607 Glenridge Drive, Suite 360			City, State, Zip:	Atlanta, GA 30342-4998
		Applicant Primary Contact:	Alicia Barker			Phone:	908.868. 9958

C.				Loan Structure Information
Amount of Loan Request:	$ 2,062,557.00	Guarantee %:	100%	Loan Term in # of Months:	24	Payment:	Deferred 6 mos.

Applicant must provide documentation to Lender supporting how the loan amount was calculated in accordance with the Paycheck Protection Program Rule and the CARES Act, and Lender must retain all such supporting documentation in Lender’s file.

Interest Rate:	1%

D.	Loan Amount Information
Average Monthly Payroll multiplied by 2.5	$ 2,062,557.00
Refinance of Eligible Economic Injury Disaster Loan, net of Advance (if Applicable; see Paycheck Protection Program Rule)	$ 0
Total	$ 2,062,557.00

SBA Form 2484 (Revised 04/20)	1

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

E. General Eligibility (If the answer is no to either, the loan cannot be approved)
•

The Applicant has certified to the Lender that (1) it was in operation on February 15, 2020 and had employees for whom the Applicant paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099- MISC, (2) current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant, (3) the funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, and (4) the Applicant has not received another Paycheck Protection Program loan.

	Yes	☐ No
•

The Applicant has certified to the Lender that it (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, meets the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant’s industry.

	Yes	☐ No

F. Applicant Certification of Eligibility (If not true, the loan cannot be approved)
•	The Applicant has certified to the Lender that the Applicant is eligible under the Paycheck Protection Program Rule.	•True

G. Franchise/License/Jobber/Membership or Similar Agreement (If applicable and no, the loan cannot be approved)
•	The Applicant has represented to the Lender that it is a franchise that is listed in the SBA’s Franchise Directory.	☐ Yes	• No

H.	Character Determination (If no, the loan cannot be approved)
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

		Yes	☐ No
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant has within the last 5 years, for any felony: 1) been convicted; 2) pleaded guilty; 3) pleaded nolo contendere; 4) been placed on pretrial diversion; or 5) been placed on any form of parole or probation (including probation before judgment).

		Yes	☐ No

I. Prior Loss to Government/Delinquent Federal Debt (If no, the loan cannot be approved)
•

The Applicant has certified to the Lender that neither the Applicant nor any owner (as defined in the Applicant’s SBA Form 2483) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy.

	Yes	☐ No
•

The Applicant has certified to the Lender that neither the Applicant nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government.

	Yes	☐ No

J. U.S. Employees (If no, the loan cannot be approved)
•	The Applicant has certified that the principal place of residence for all employees included in the Applicant’s payroll calculation is the United States.	Yes	☐ No

K. Fees (If yes, Lender may not pass any agent fee through to the Applicant or offset or pay the fee with the proceeds of this loan)
•	Is the Lender using a third party to assist in the preparation of the loan application or application materials, or to perform other services in connection with this loan?	☐ Yes	No

SBA Form 2484 (Revised 04/20)	2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

SBA Certification to Financial Institution under Right to Financial Privacy Act (12 U.S.C. 3401)

By signing SBA Form 2483, Borrower Information Form in connection with this application for an SBA-guaranteed loan, the Applicant certifies that it has read the Statements Required by Law and Executive Orders, which is attached to Form 2483. As such, SBA certifies that it has complied with the applicable provisions of the Right to Financial Privacy Act of 1978 (12 U.S.C. 3401) and, pursuant to that Act, no further certification is required for subsequent access by SBA to financial records of the Applicant/Borrower during the term of the loan guaranty.

Lender Certification

On behalf of the Lender, I certify that:

•The Lender has complied with the applicable lender obligations set forth in paragraphs 3.b(i)-(iii) of the Paycheck Protection Program Rule.

•

The Lender has obtained and reviewed the required application (including documents demonstrating qualifying payroll amounts) of the Applicant and will retain copies of such documents in the Applicant’s loan file.

I certify that:

•Neither the undersigned Authorized Lender Official, nor such individual’s spouse or children, has a financial interest in the Applicant.

Authorized Lender Official:		Date:	05/20/2020
Signature
Type or Print Name:	Denice Kovalsky	Title:	Assistant Vice President

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, gathering data needed, and completing and reviewing the form is 25 minutes per response. Comments or questions on the burden estimates should be sent to U.S. Small Business Administration, Director, Records Management Division, 409 3rd St., SW, Washington DC 20416, and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 2484 (Revised 04/20)	3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

NOTE

SBA Loan #	89564574-04
SBA Loan Name:	Staffing 360 Georgia, LLC.
Date:	05/20/2020
Loan Amount: $	2,062,557.00
Interest Rate:	1.00% Fixed
Borrower:	Staffing 360 Georgia, LLC.
Operating Company:	Staffing 360 Georgia, LLC.
Lender:	Newton Federal Bank

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Two Million Sixty-Two Thousand Five Hundred Fifty-Seven and 000/100ths Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The interest rate on this Note is 1.00% per year.

Borrower must pay eighteen (18) principal and interest payments of $ 116,035.40   every month, beginning SEVEN months from the month this Note is dated; payments must be made on the FIRST DAY in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice;

b. Pay all accrued interest; and

c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b. above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable two (2) years from date of the Note.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

2 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
G.	Fails to pay any taxes when due;
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5. LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment;
D.	Take possession of any Collateral; or
E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
B.

Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

3 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.

To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

4 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

10. STATE-SPECIFIC PROVISIONS:

Time is of the essence with this Note.

5 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

11. BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

IN WITNESS WHEREOF, the authorized officer of Borrower, has executed this Note under seal this 20th day of May, 2020.

Staffing 360 Georgia, LLC.
a	Georgia limited liability company

By:		(SEAL)
Staffing 360 Solutions Inc., Member
Alicia Barker, COO

By:		(SEAL)

By:		(SEAL)

By:		(SEAL)

By:		(SEAL)

6 of 6

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

OMB Approval No.: 3245-0200

Expiration Date: 04/30/2022

SBA FORM 1050, SETTLEMENT SHEET

Purpose: The purpose of this form is to document and verify that loan proceeds have been disbursed in accordance with the Authorization and to document that the Borrower’s contribution has been injected into the business prior to the Lender disbursing any loan proceeds.

General Instructions: This form may be used for all 7(a) loans and for all disbursements. It must be used for the first disbursement on all standard 7(a) loans over $350,000.

This form is to be completed by the Lender and signed by the Lender and the Borrower at the time of the initial loan disbursement. The Lender must retain a copy of the signed form in its loan file. For all disbursements, the Lender must also retain documentation that is acceptable to SBA (such as joint payee checks, cancelled checks, paid receipts or invoices, wire transfer account records, etc.) and that evidences compliance with the Use of Proceeds section of the Authorization.

The Lender must submit the completed form and all supporting documentation to SBA upon request, or, in the event of a loan default, with the Lender’s request for guaranty purchase.

Providing this information is required to comply with program requirements; failure to provide it when required may impair the Lender’s ability to collect on the SBA loan guaranty.

If additional space is required to complete the form or provide additional details please attach a separate sheet.

Specific Instructions for Completing the Form:

1)	In the first section, fill in all identifying information. For “Loan Type,” check the box to indicate whether the loan is a term loan or a revolving line of credit.
2)	Complete the “Use of Proceeds” section with information related to the initial disbursement.

a) On the line associated with each applicable use of proceeds, indicate:

i)	The name of the payee (must identify the ultimate recipient, not an intermediary such as a title company);
ii)	Amount disbursed; and

iii) Remaining amount to be disbursed, in accordance with the Authorization.

b)

For the “Settlement charges/out of pocket costs” line, insert total amount of settlement charges and other out of pocket costs in the appropriate field within the grid. Attach an itemized list of all charges and costs, including the name of payee and amount paid for each charge or cost. Reminder: SBA Form 159 is required for all fees paid or to be paid by the Lender (except Lender Service Provider fees) and for all fees paid or to be paid by the Applicant to any agent in connection with the SBA loan application.)

c)	For “Other (Explain),” enter any other use of proceeds authorized in the Authorization that is not already listed in the grid, if applicable.
3)	Complete the “Borrower’s Injection” section.
a)	For each type of injection, indicate the source.
b)	If the Seller contributed toward required equity, attach a copy of the Note and evidence of full standby for the life of the loan.
c)	Note: The Borrower’s Injection must be in the business bank account prior to any disbursement of loan proceeds.
4)	The Lender and the Borrower must review the certification and execute the form in the space provided.

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 1 of 2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

U.S. Small Business Settlement Sheet				OMB APPROVAL NO.: 3245-0200
EXPIRATION DATE: 04/30/2022
SBA Loan Number	Lender Name			Lender FIRS Number
89564574-04	NEWTON FEDERAL BANK			A118609
SBA Loan Name Staffing 360 Georgia, LLC				Note Amount $ 2,062,557.00
Loan Type: ☑ Term Loan	☐Line of Credit	Disbursement Type: ☐	First Disbursement ☐	Subsequent Disbursement ☑	Full Disbursement

Authorized Use of Proceeds:			Name of Payee:	Amount Disbursed:		Authorized Amount
Remaining:
Land Acquisition: ☐	Raw	☐Improved			$-		$-
Construction: ☐New	☐Expansion/Renovation				$-		$-
Leasehold Improvements to property owned by others					$-		$-
Machinery & Equipment					$-		$-
Furniture & Fixtures					$-		$-
Inventory Purchase					$-		$-
Working Capital					$-		$-
Acquire Business (Change of Ownership)					$-		$-
SBA Guarantee Fee					$-		$-
Settlement Charges/Out of Pocket Costs					$-		$-
Other (Explain):			PPP	$ 2,062,557.00	-		$-
Total:				$ 2,062,557.00	-	$ 0.00	-

Borrower's Injection (including any deposit or earnest money):
Cash	Source:		$-
Assets	Source:		$-
Seller contribution toward required equity (on full standby for life of loan)			$-
Other (Explain):			$-
Total Borrower Injection:		$ 0.00	-

At the time of completion of this form, the Lender and the Borrower certify that:

1. The loan proceeds were disbursed and received and will be used in accordance with the Use of Proceeds section of the Authorization, including any and all SBA/Lender approved modifications, and that all required equity or Borrower injections have been made in accordance with the Authorization and any approved modifications; and

2. There has been no unremedied adverse change in the Borrower’s or Operating Company’s financial condition, organization, management, operations or assets since the date of application that would warrant withholding or not making this disbursement or any further disbursement.

At the time of each subsequent disbursement on this loan, the Lender, by disbursing the loan proceeds, and the Borrower by receiving them, are deemed to certify that the above certifications are true with respect to each and every disbursement made.

WARNING: By signing below you are certifying that the above statements are accurate to the best of your knowledge. Submitting false information to the Government may result in criminal prosecution and fines up to $250,000 and/or imprisonment for up to 5 years under 18 USC § 1001. Submitting false statements to a Federally insured institution may result in fines up to $1,000,000 and/or imprisonment for up to 30 years under 18 USC § 1014, penalties under 15 USC § 645, and/or civil fraud liability.

Authorized Lender Official	Borrower
Signature:	Signature:
Print Name: Denice Kovalsky	Print Name: Staffing 360 Solutions, Inc., Member
Title: Assistant Vice President	Title: Alicia Barker, COO
Date: 05/20/2020	Date: 05/20/2020

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 1 of 2

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, and gathering data needed, is 30 minutes. Comments or questions on the burden estimates or other aspects of this information collection should be sent to U.S. Small Business Administration, Director, RMD, 409 3rd St., SW, Washington DC 20416 and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. PLEASE DO NOT SEND THE COMPLETED FORMS TO THESE ADDRESSES.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Fee Disclosure and Compensation Agreement	OMB Control No. 3245-0201
For use with 7(a) and 504 Loan Programs	Expiration Date: 08/31/2021

Purpose of this form: The purpose of this form is to identify Agents and the fees and/or compensation paid to Agents by or on behalf of a small business applicant (“Applicant”) for the purpose of obtaining or expediting an application for a loan guaranteed by the U.S. Small Business Administration (SBA). This is a statutory requirement under 15 U.S.C. 642. See 13 CFR Parts 103 and 120 and SBA’s Standard Operating Procedure 50 10 for the rules governing compensation of Agents or SBA Lenders in connection with an SBA loan.

Who must complete this form?: This form must be completed and signed by the SBA Lender and the Applicant whenever an Agent is paid by either the Applicant or the SBA Lender in connection with the SBA loan application. Each Agent paid by the Applicant to assist it in connection with its application must also complete and sign the form. When an Agent is paid by the SBA Lender, the SBA Lender must complete this form and the SBA Lender and Applicant must both sign the form. The SBA Lender must inform the Applicant in writing that the Applicant is not required to employ an Agent or representative (including the SBA Lender) to assist the Applicant with the SBA loan application.

Compensation must be disclosed on this form for the following services:

1.

Loan packaging services, as defined in SOP 50 10, performed by an SBA Lender or other third party (This includes services performed by an individual/entity that is a Lender Service Provider (LSP) (7(a) only) or has an SBA-approved Professional Services Contract (504 only) with the SBA Lender who is acting as a loan packager or referral agent employed by the Applicant);

2.	Financial statement preparation specifically for the loan application; and/or
3.	Consulting, Broker, or Referral services paid by the Applicant, SBA Lender, or Third Party Lender (504 only).

Fees paid to the following individuals for their services in connection with the SBA loan application are not required to be disclosed on this form:

1.	Applicant’s accountant performing services in the normal course of business;
2.	Any attorney in connection with the 7(a) or 504 loan closing;
3.	A state-certified or state-licensed appraiser employed by the SBA Lender to appraise collateral;
4.

An LSP performing services for the Lender under an SBA-reviewed LSP agreement (7(a) only) or an individual performing services for the CDC under an SBA-approved professional services contract (504 only);

5.	An individual employed by the SBA Lender to perform a business valuation in connection with the SBA loan;
6.	An environmental professional employed by the SBA Lender to conduct an environmental assessment of the collateral; and/or
7.	A real estate agent who is receiving a commission for the sale of real estate.

Instructions for completing this form: The Agent must be identified, all services provided must be listed, and the party paying the fee and amount paid must also be disclosed (and itemized, when required). The SBA Lender must ensure that the Agent performing services is not debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or Agency. (See www.sam.gov.) The SBA does not allow contingency fees (fees paid only if the loan is approved) or charges for services which are not reasonably necessary in connection with an application. A separate form is required for each Agent (including an SBA Lender when the SBA Lender performs packaging services) that has or will receive compensation as part of the transaction. However, all of the services provided by the same Agent may be listed on a single form.

If the compensation paid exceeds $2,500, the Agent must provide supporting documents that include: 1) a detailed explanation of the work performed; and 2) the hourly rate(s) and the number of hours spent working on each activity. The SBA Lender must ensure that the supporting documents are attached to this form. When a single provider charges an Applicant in connection with multiple applications, fees are aggregated to establish the $2,500 threshold for requiring supporting documents and a detailed explanation. Supporting documents and a detailed explanation are required even if the compensation is charged on a percentage basis.

All SBA Lenders must retain the original Form 159 in the loan file. 7(a) Lenders must submit a copy of each completed Form 159 to Fiscal Transfer Agent only once after there has been an initial disbursement on the loan in conjunction with its monthly 1502 report. CDCs must submit a copy of each completed Form 159 to SBA in its Annual Report for all of the 504 loans closed during the fiscal year being reported.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 1 of 4

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Fee Disclosure and Compensation Agreement	OMB Control No.: 3245-0201
For use with 7(a) and 504 Loan Programs	Expiration Date: 08/31/2021

∎ 7(a) loan	☐ 504 loan
SBA Loan Name:	Staffing 360 Georgia, LLC
SBA Loan Number (no spaces):	89564574-04	SBA Lender FIRS (no spaces):	A118609
SBA Lender Legal Name:	NEWTON FEDERAL BANK
Services Performed by (Name of Agent):	N/A
Agent Contact Person:
Agent Address:
Type of Agent:
☐ SBA Lender	☐ Consultant	☐ Third Party Lender (“TPL”)
☐ Independent Loan Packager	☐ Accountant preparing financial	☐ Other:
☐ Referral Agent/Broker	statements specifically for SBA loan application

Type of Service	Amount Paid by Applicant*	Amount Paid by SBA Lender*
Loan packaging
Financial statement preparation for loan application
Broker or Referral services
Consultant services
Other: ___________________________________

*The Agent may not be compensated by both Applicant and SBA Lender for the same service. Furthermore, any Agent employed by the SBA Lender must be paid by the SBA Lender and those fees cannot be passed on to the Applicant.

Total compensation paid by:	Applicant: $ 0.00	SBA Lender: $ 0.00

☐Itemization and supporting documentation is attached. (Itemization and supporting documentation is required if the compensation paid exceeds $2,500. Itemization must include: 1) a detailed explanation of the work performed; and 2) the hourly rate and the number of hours spent working on each activity.) Note: SBA, in its discretion, may request an itemization and supporting documentation for any fee charged in connection with an SBA loan application, regardless of the amount.

For 504 loans only:
☐ CDC received referral fee from a TPL	Amount of Fee: $
TPL Name:
TPL Address:

WARNING: False certifications can result in criminal prosecution under 18 U.S.C. § 1001 and other penalties provided under law.

Violation of any of the SBA Loan Program Requirements regarding SBA Form 159 and the related activities by the SBA Lender and/or an Agent may result in SBA’s suspension or revocation of the privilege of conducting business with the SBA under 13 CFR Part 103.

Applicant’s Certifications: By signing this form, the Applicant certifies to SBA that the above representations and amounts are the only amounts paid (or that will be paid) by the Applicant in connection with the stated services and are satisfactory to the Applicant. The Applicant further certifies that a separate compensation agreement (SBA Form 159) has been executed for all Agents, as defined in 13 CFR § 103.1. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity’s name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership’s name by a general partner.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 2 of 4

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Applicant must not sign this form until all required services and fee information is disclosed.

05/20/2020
Signature of Authorized Representative of Applicant	Date
Staffing 360 Solutions, Inc., Member	Alicia Barker, COO
Print Name	Title

SBA Form 159 (04-18) Previous Editions Obsolete	Page 3 of 4

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Fee Disclosure and Compensation Agreement	OMB Control No. 3245-0201
For use with 7(a) and 504 Loan Programs	Expiration Date: 08/31/2021

Agent’s Certifications: By signing this form, the undersigned Agent certifies that: (1) it has not and will not directly or indirectly charge or receive any payment from the Applicant in connection with the application for or making of the SBA loan except for services actually performed on the Applicant’s behalf and identified in this form; (2) the information provided in this form accurately describes the types of services (s)he/it has provided to the Applicant or SBA Lender and the compensation described in this form is the only compensation that has been charged to or received from the Applicant or SBA Lender or that will be charged to the aforementioned parties for services covered by this form; (3) neither it nor any of the employees of its organization are currently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the Agent agrees to refund that amount to the Applicant. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity’s name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership’s name by a general partner.

Signature of Authorized Representative of Agent	Date
N/A

Print Name	Title

SBA Lender’s Certifications: The undersigned SBA Lender certifies that: (1) the representations of services rendered and the amounts charged as identified in this form are reasonable and satisfactory to it; (2) (s)he has no knowledge that any Agent, as defined in 13 CFR § 103.1, was engaged by, represented, or worked on behalf of the Applicant other than as disclosed above or in another executed compensation agreement (SBA Form 159); (3) any referral fees described above are the only referral fees paid by the SBA Lender to a referral agent in connection with this loan and were not charged directly or indirectly to the Applicant; (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the SBA Lender agrees to refund that amount to the Applicant; (5) it has consulted the System for Awards Management’s (SAM) Excluded Parties List System or any successor system to ensure that the Agent identified above is not debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (6) any fee it has charged is not a standardized amount and all fees charged to the Applicant comply with SBA Loan Program Requirements.

05/20/2020
Signature of Authorized Representative of SBA Lender	Date
Denice Kovalsky	Assistant Vice President
Print Name	Title

Systems of Record Notification: Information obtained from this form is part of the Agency’s Privacy Act Systems of Records, Loan Systems (“SOR 21”) and may become part of SBA’s System of Records for Suspension and Debarment Files (“SOR 36”). As such, this form and the information contained therein may be used, disclosed, or referred for the following purposes, among other things:

•

To the Federal, State, local or foreign agency or professional organization which investigates, prosecutes, or enforces violations of statutes, rules, regulations, or orders, or which undertakes procurement of goods or services, when SBA determines that disclosure will promote programmatic integrity or protect the public interest.

•

To SBA employees, contractors, interns, volunteers, and other regulators or legal authorities for the review of Loan Agent fees and activities and for the review of loans generated by Loan Agents (e.g. for performance and other trends).

•

To GSA and the public for publication of Loan Agent suspensions, revocations, debarments, other enforcement actions, and exclusions in the System Award’s Management’s (SAM) Excluded Parties List System (“EPLS”) or any successor system consistent with Executive Order 12549 and other applicable law.

•	To other regulators, SBA employees, contractors, interns, and/or volunteers for regulatory purposes.
•	See 77 FR 61467 (October 9, 2012), 77 FR 15835 (March 16, 2012), 74 FR 14890 (April 1, 2009), and as amended from time-to-time for additional routine uses.

PLEASE NOTE: The estimated burden for completion of this form is 5 minutes per response. You are not required to respond to this information collection unless it displays a currently valid OMB approval number. Comments/questions on the burden estimate should be sent to U.S. SBA, Chief, Administration Information Branch, Washington, D.C. 201416, and Desk Officer for SBA, OMB, New Exec. Office Building, Room 10202, Washington, D.C. 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 4 of 4

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

BORROWER'S CERTIFICATION

In order to induce NEWTON FEDERAL BANK (“Lender”) to make a U. S. Small Business Administration (“SBA”) guaranteed Loan, SBA Paycheck Protection Program Loan Number 89564574-04   (“Loan”) to Staffing 360 Georgia, LLC       (“Borrower”), the undersigned has executed this Borrower’s Certification effective as of the date (the “Effective Date”) of that certain Promissory Note (the “Note”) executed by Borrower made payable to the order of Lender, which Note evidences the Loan. This Certification, the Note, the Application (as defined herein), and the other documents and agreements evidencing or supporting the Loan and executed by Borrower, and any amendments thereto, may be referred to as the “Loan Documents.”

A. Borrower certifies that:

1.

The Loan and the Note arise out of that certain Coronavirus Aid, Relief, and Economic Security Act (P.L. 116-136 (the “CARES Act”) and the Paycheck Protection Program administered by the U.S. Small Business Administration (the “SBA”) under the SBA’s 7(a) loan program as amended by the CARES Act (the “PPP”). The CARES Act and the PPP, together with other federal statutes, regulations and SBA requirements that are now, or may become, applicable to the Loan, may be referred to as the “Regulations.”

2.	The terms of the Paycheck Protection Program Borrower Application Form (SBA Form 2483) completed and executed by the Borrower (the “Application”) are incorporated herein for all purposes.
3.	It is the express intention of Borrower and Lender that the Loan and Note at all times conform to the terms, conditions and requirements of the CARES Act and PPP.
4.	At least seventy-five percent (75%) of the proceeds of this Loan will be used for “payroll costs” (as defined in the CARES Act and subsequent guidelines).
5.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

6.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower has within the last 5 years, for any felony: (i) been convicted, (ii) pleaded guilty, (iii) pleaded nolo contendere, (iv) been placed on pretrial diversion, or (v) been placed on any form of parole or probation (including probation before judgment).

7.

Neither Borrower nor any owner (as defined in the Application) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any federal department or agency, or presently involved in any bankruptcy.

8.

Neither Borrower nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other federal agency that is currently delinquent or has defaulted in the last seven (7) years and caused a loss to the government.

9.	The principal place of residence for all employees included in the Borrower’s payroll calculation is the United States.
10.

No officer, director, owner of more than 20 percent of the equity, or key employee of Borrower is an officer, director, key employee, or holder of any of Lender’s stock or debt instruments, or an Agent (as defined in 13 C.F.R. § 103.1) involved in the loan process.

11.	Borrower has not and is not using an “agent” that would be entitled to fees in accordance with the Regulations.
12.	If applicable, Borrower has received or will receive, upon release from the U.S. Department of Treasury and/or the SBA, a copy of the Authorization for this Loan from Lender.
13.

Borrower acknowledges that if Borrower defaults on the Loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the Loan (to the extent any balance remains after loan forgiveness).

14.

Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower’s financial or business condition.

15.

Borrower will not, without Lender’s consent, make changes to its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

16.	Borrower has read the statements on the Application, including the Statements Required by Law and Executive Orders, and Borrower understands them.
17.

Borrower is eligible to receive a loan under the rules issued by the SBA implementing the Paycheck Protection Program (the “Paycheck Protection Program Rules”) under Division A, Title I of the CARES Act.

18.	Borrower will comply, whenever applicable, with the civil rights and other limitations in the Application.
19.	All Loan proceeds will be used only for business-related purposes as specified in the Application and consistent with the Paycheck Protection Program Rules.
20.	To the extent feasible, Borrower will purchase only American-made equipment and products.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

21.	Borrower is not engaged in any activity that is illegal under federal, state or local law.
22.

Any loan received by the Borrower under Section 7(b)(2) of the Small Business Act between January 31, 2020 and April 3, 2020 was for a purpose other than paying payroll costs and other allowable uses for loans under the Paycheck Protection Program.

23.	Borrower was in operation on February 15, 2020 and had employees for whom Borrower paid salaries and payroll taxes, on such date.
24.	Current economic uncertainty makes the Loan, evidenced by the SBA Note, necessary to support Borrower’s ongoing business operations.
25.

All Loan proceeds will be used only to retain workers and maintain payroll or make any of, or any combination of, (i) interest payments on obligations existing on February 15, 2020, (ii) lease payments required by leases existing on February 15, 2020, or (iii) utility payments under service agreements in place on February 15, 2020 as specified in the Paycheck Protection Program Rules. If the Loan funds are knowingly used for unauthorized purposes, the federal government may hold Borrower and owners of Borrower legally liable, such as for charges of fraud.

26.

Borrower will provide to Lender documentation that verifies the number of full-time equivalent employees on Borrower’s payroll and the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight (8) week period following this Loan.

27.	During the period beginning on February 15, 2020 and ending on December 31, 2020, and at no other time, Borrower has not and will not receive any other loan under the Paycheck Protection Program.
28.

All the information Borrower provided in Borrower’s application and the information provided in all supporting documents and forms is true and accurate in all material respects. Knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 U.S.C. §§ 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 U.S.C. § 645 by imprisonment for not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 U.S.C. § 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

29.

Lender has relied, and will rely, in good faith on the certified calculations and supporting documentation regarding the eligible Loan amount submitted by Borrower. Borrower acknowledges and agrees that Lender can share any tax information that Borrower has provided with SBA’s authorized representatives, including authorized representatives of the SBA Office of the Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews.

30.

Borrower agrees and acknowledges that all communications made by Lender relating to the PPP are qualified in their entirety by the text of the PPP, as may be amended and/or supplemented by currently existing or forthcoming regulations, guidance and requirements of the SBA and other governmental agencies.

31.	Borrower recognizes and acknowledges that if and to the extent that SBA does not forgive the Loan, then Borrower will owe to Lender the outstanding amount of principal and interest on the Loan.
32.

Borrower recognizes and acknowledges that guidance setting forth the conditions precedent to forgiveness has not been finalized, and that as a result forgiveness may be materially more difficult to obtain than currently contemplated.

33.

If Borrower is an entity, Borrower certifies it is currently existing, in good standing and duly organized under the laws of the state of its organization, and has the power to own its property and to carry on its business in each jurisdiction in which it operates.

34.

Borrower certifies it has full power and authority to execute the Note, to execute and deliver the Note and to incur the obligations provided for in the Note, including the Loan. No consent or approval of members, managers, directors or shareholders, or of any public authority is required as a condition to the validity of the Note, or, if required, any such consent or approval has been obtained.

35.	Borrower acknowledges the Note constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its stated terms.

2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

IN WITNESS WHEREOF, the undersigned have executed this Borrower’s Certification as of the date set forth below.

BORROWER:

Staffing 360 Georgia, LLC
a	Georgia limited liability company
By:
Name:	Staffing 360 Solutions, Inc., Member
Title:	Alicia Barker, COO

3

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

HOLD HARMLESS, INDEMNIFICATION AND

RELIANCE ACKNOWLEDGMENT AGREEMENT

STATE OF GEORGIA
COBB COUNTY

This Hold Harmless, Indemnification and Reliance Acknowledgment Agreement (the “Agreement”) is made this 20th   day of May     2020, by and between Staffing 360 Georgia, LLC     a Georgia limited liability company (“Borrower”), whose address is 5607 Glenridge Drive, Suite 360, Atlanta, GA 30342-4998       and NEWTON FEDERAL BANK (“Lender”).

To induce Lender to issue Borrower a Small Business Administration (“SBA”) loan (the “Loan”) in the amount of $2,062,557.00       , Borrower as evidenced by that certain promissory note dated 05/20/2020             agrees to the following:

1.

Borrower certifies that the information provided in the application for the Loan and the information that Borrower has provided in all supporting documents and forms is true and accurate in all respects. Furthermore, Borrower acknowledges and agrees that Lender is authorized to and shall rely on the information and documentation provided to Lender by Borrower in connection with the Loan application and Lender shall have no liability to Borrower if the information, documentation, eligibility, calculations of Borrower’s eligible Loan amount or calculations of Borrower’s eligibility of Loan forgiveness is later determined to be inaccurate or otherwise ineligible under the Paycheck Protection Program (the “Program”) of the SBA. Borrower further acknowledges and agrees that knowingly making a false statement to obtain a guaranteed loan from the SBA is punishable under 18 U.S.C. §§1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 U.S.C. § 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 U.S.C. § 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

2.

Borrower further acknowledges that Borrower has calculated the eligible amount for the Loan using the documents Borrower submitted to Lender (the “Documents”), including, but not limited to any tax documents and payroll records. Borrower affirms and certifies that tax documents included in the Documents are identical to tax documents Borrower submitted to the Internal Revenue Service. Borrower further acknowledges that Borrower has submitted all documents and information to Lender that Borrower relied upon in calculating the eligible Loan amount. Borrower further acknowledges and agrees that Borrower has not relied on Lender for the determination of eligibility for the Loan, the calculation of Borrower’s eligible Loan amount, or the eligibility or amount of the Loan for forgiveness under the Program. Borrower also understands, acknowledges and agrees that Lender is authorized to share all tax information included in the Documents with Lender's authorized representatives, including, but not limited to, accountants, attorneys, affiliates, and with authorized representatives of the SBA, SBA Office of Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews. Borrower further acknowledges portions or all of the Loan amount may not be forgivable, subject to rules set forth within the Program.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

3.

Borrower hereby indemnifies Lender and agrees to defend, save and hold harmless Lender, Lender’s employees, agents, successors and assigns from and against any and all loss (including, but not limited to, indirect, special and consequential loss or damage) claims, suits, liabilities, demands, notices or orders, fines, penalties, costs, all foreseen and unforeseen damages (including, but not limited to, damage to persons and property) and attorneys’ fees (including, but not limited to, those incurred in regulatory and administrative proceedings, at trial or on any appeal or otherwise), arising out of, because of, resulting from or due to: (a) the inaccuracy of any of the Documents, (b) misrepresentation contained in any of the Documents, or (c) the Documents. Borrower’s indemnity of Lender shall be a continuing obligation of Borrower, and Borrower’s successors and assigns.

4.

This Agreement represents the entire agreement between Borrower and Lender with respect to indemnification of Lender by Borrower, supersedes any and all written and oral agreements concerning said indemnification, and shall not be modified except in writing signed by both Lender and Borrower.

5.	This Agreement shall be governed by the laws of the State of Georgia without regard to any conflict of law provision thereof.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal the day and year first above written.

BORROWER:

Staffing 360 Georgia, LLC
Georgia limited liability company
By:
Name:	Solutions, Inc., Member
Title:	Alicia Barker, COO

LENDER:

NEWTON FEDERAL BANK

By:
Name:	Denice Kovalsky
Title:	Assistant Vice President

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

This Statement of Policy is Posted
In Accordance with Regulations of the
Small Business Administration
This Organization Practices

Equal Employment Opportunity

We do not discriminate on the ground of race, color, religion, sex, age, disability or national origin in the hiring, retention, or promotion of employees; nor in determining their rank, or the compensation or fringe benefits paid them.

This Organization Practices

Equal Treatment of Clients

We do not discriminate on the basis of race, color, religion, sex, marital status, disability, age or national origin in services or accommodations offered or provided to our employees, clients or guests.

These policies and this notice comply with regulations
of the United States Government.

Please report violations of this policy to :

Administrator

Small Business Administration

Washington, D.C. 20416

In order for the public and your employees to know their rights under 13 C.F.R Parts 112, 113, and 117, Small Business Administration Regulations, and to conform with the directions of the Administrator of SBA, this poster must be displayed where it is clearly visible to employees, applicants for employment, and the public.

Failure to display the poster as required in accordance with SBA Regulations may be considered evidence of noncompliance and subject you to the penalties contained in those Regulations.

SBA FORM 722 (10-02) REF: SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE
This form was electronically produced by Elite Federal Inc,.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Esta Declaración De Principios Se Publica
De Acuerdo Con Los Reglamentos De La
Agencia Federal Para el Desarrollo de la Pequena Empresa

Esta Organizacion Practica

lgual Oportunidad De Empleo

No discriminamos por razón de raza, color, religión, sexo, edad, discapacidad o nacionalidad en el empleo, retención o ascenso de personal ni en la determinación de sus posiciones, salarios o beneficios marginales.

Esta Organizacion Practica

Igualdad En El Trato A Su Clientela

No discriminamos por razón de raza, color, religión, sexo, estado civil, edad, discapacidad o nacionalidad en los servicios o facilidades provistos para nuestros empleados, clientes o visitantes.

Estos principios y este aviso cumplen con los reglamentos del Gobierno de los Estados Unidos de América.

Favor de informar violaciones a lo aquí indicado a:

Administrador

Agencia Federal Para el Desarrollo de la

Pequeña Empresa

Washington, D.C. 20416

A fin de que el público y sus empleados conozcan sus derechos según lo expresado en las Secciones 112 , 113 y 117 del Codigo  de Regulaciaones Federales No. 13, de los Reglamentos de la Agencia Federal Para el Desarrollo de la Pequena Empresa y de acuerdo con las instrucciones del Administrador de dicha agencia, esta notificación debe fijarse en un lugar claramente visible para los empleados, solicitantes de empleo y público en general. No fijar esta notificación según lo requerido por los reglamentos de la Agencia Federal Para el Desarrollo de la Pequena Empresa, puede ser interpretado como evidencia de falta de cumplimiento de los mismos y conllevará la ejecución de los castigos impuestos en estos reglamentos.

SBA FORM 722 (10-02) REF: SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE
U.S. GOVERNMENT PRINTING OFFICE : 1994 0- 153-346
This form was electronically produced by Elite Federal Inc,.

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Request of Deposit of SBA PPP Loan Proceeds

I am requesting proceeds from my SBA PPP loan deposited as selected below

(check one):

□Deposit in my Affinity Bank checking account #__________________________

☒Wire the deposit to my other financial institution.

Please contact your financial institution for wiring instructions and email them to: dkovalsky@myaffinitybank.com

Staffing 360 Georgia, LLC

By: ___________

   Staffing 360 Solutions, Inc., Member

Date: 05/20/2020______

Loan Payments: Please initial here if you would like your monthly payment automatically drafted from the account above. ___________.

Initial

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

Paycheck Protection Program Lender Application Form - Paycheck Protection Program Loan Guaranty	OMB Control No.: 3245-0407
Expiration Date: 09/30/2020

The purpose of this form is to collect identifying information about the Lender, the Applicant, the loan guaranty request, sources and uses of funds, the proposed structure (which includes pricing and the loan term), and compliance with SBA Loan Program Requirements. This form reflects the data fields that will be collected electronically from lenders; no paper version of this form is required or permitted to be submitted. As used in this application, “Paycheck Protection Program Rule” refers to the rules in effect at the time you submit this application that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Instructions for Lenders

All Paycheck Protection Program (PPP) loans are processed by all Lenders under delegated authority from SBA. This application must be submitted and signed electronically in accordance with program requirements, and the information requested is to be retained in the Lender’s loan file.

A. Lender Information
Lender Name:	Newton Federal Bank			Lender Location ID:		81965
Address:	3175 Highway 278	City:	Covington	St:	GA	Zip:	30014
Lender Contact:	Denice Kovalsky	Ph:	(678.)742-. 9990	Cell or Ext:	( ) -
Contact Email:	dkovalsky@myaffinitybank.com		Title:	Assistant Vice President

B. Applicant Information
Applicant	Check One:	☐ Sole Proprietor	☐ Partnership	C-Corp	☐S-Corp	☐ LLC	☐ Independent contractor
☐ Eligible self-employed individual ☐ 501(c) (3) nonprofit ☐ 501(c) (19) veterans organization
		☐ Tribal business (sec. 31(b)(2)(C) of Small Business Act)			☐ Other
		Applicant Legal Name:	Lighthouse Placement Services, LLC
		DBA:				Business Tax ID:	01-0618097
		Applicant Address:	1600 Osgood Street, Suite 2082			City, State, Zip:	North Andover, MA 01845-1063
		Applicant Primary Contact:	Alicia Barker			Phone:	908.868.9958

C. Loan Structure Information
Amount of Loan Request:	$ 1,889,794.00	Guarantee %:	100%	Loan Term in # of Months:	24	Payment:	Deferred 6 mos.

Applicant must provide documentation to Lender supporting how the loan amount was calculated in accordance with the Paycheck Protection Program Rule and the CARES Act, and Lender must retain all such supporting documentation in Lender’s file.

Interest Rate:	1%

D. Loan Amount Information
Average Monthly Payroll multiplied by 2.5	$ 1,889,794.00
Refinance of Eligible Economic Injury Disaster Loan, net of Advance (if Applicable; see Paycheck Protection Program Rule)	$ 0
Total	$ 1,889,794.00

SBA Form 2484 (Revised 04/20)	1

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

E. General Eligibility (If the answer is no to either, the loan cannot be approved)
•

The Applicant has certified to the Lender that (1) it was in operation on February 15, 2020 and had employees for whom the Applicant paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099- MISC, (2) current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant, (3) the funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, and (4) the Applicant has not received another Paycheck Protection Program loan.

	Yes	☐ No
•

The Applicant has certified to the Lender that it (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, meets the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant’s industry.

	Yes	☐ No

F. Applicant Certification of Eligibility (If not true, the loan cannot be approved)
•	The Applicant has certified to the Lender that the Applicant is eligible under the Paycheck Protection Program Rule.	•True

G. Franchise/License/Jobber/Membership or Similar Agreement (If applicable and no, the loan cannot be approved)
•	The Applicant has represented to the Lender that it is a franchise that is listed in the SBA’s Franchise Directory.	☐ Yes	• No

H. Character Determination (If no, the loan cannot be approved)
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

	Yes	☐ No
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant has within the last 5 years, for any felony: 1) been convicted; 2) pleaded guilty; 3) pleaded nolo contendere; 4) been placed on pretrial diversion; or 5) been placed on any form of parole or probation (including probation before judgment).

	Yes	☐ No

I. Prior Loss to Government/Delinquent Federal Debt (If no, the loan cannot be approved)
•

The Applicant has certified to the Lender that neither the Applicant nor any owner (as defined in the Applicant’s SBA Form 2483) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy.

	Yes	☐ No
•

The Applicant has certified to the Lender that neither the Applicant nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government.

	Yes	☐ No

J. U.S. Employees (If no, the loan cannot be approved)
•	The Applicant has certified that the principal place of residence for all employees included in the Applicant’s payroll calculation is the United States.	Yes	☐ No

K. Fees (If yes, Lender may not pass any agent fee through to the Applicant or offset or pay the fee with the proceeds of this loan)
•	Is the Lender using a third party to assist in the preparation of the loan application or application materials, or to perform other services in connection with this loan?	☐ Yes	No

SBA Form 2484 (Revised 04/20)	2

DocuSign Envelope ID: 4084C913-CF6B-4A6B-BAE7-354C93272377

SBA Certification to Financial Institution under Right to Financial Privacy Act (12 U.S.C. 3401)

By signing SBA Form 2483, Borrower Information Form in connection with this application for an SBA-guaranteed loan, the Applicant certifies that it has read the Statements Required by Law and Executive Orders, which is attached to Form 2483. As such, SBA certifies that it has complied with the applicable provisions of the Right to Financial Privacy Act of 1978 (12 U.S.C. 3401) and, pursuant to that Act, no further certification is required for subsequent access by SBA to financial records of the Applicant/Borrower during the term of the loan guaranty.

Lender Certification

On behalf of the Lender, I certify that:

•The Lender has complied with the applicable lender obligations set forth in paragraphs 3.b(i)-(iii) of the Paycheck Protection Program Rule.

•

The Lender has obtained and reviewed the required application (including documents demonstrating qualifying payroll amounts) of the Applicant and will retain copies of such documents in the Applicant’s loan file.

I certify that:

•Neither the undersigned Authorized Lender Official, nor such individual’s spouse or children, has a financial interest in the Applicant.

Authorized Lender Official:		Date:	05/20/2020
Signature
Type or Print Name:	Denice Kovalsky	Title:	Assistant Vice President

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, gathering data needed, and completing and reviewing the form is 25 minutes per response. Comments or questions on the burden estimates should be sent to U.S. Small Business Administration, Director, Records Management Division, 409 3rd St., SW, Washington DC 20416, and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 2484 (Revised 04/20)	3